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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ELDORADO RESORTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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ELDORADO RESORTS, INC.
100 West Liberty Street, Suite 1150
Reno, Nevada 89501

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Eldorado Resorts, Inc. to be held on Tuesday, June 23, 2015 at 9:00 a.m. local time, at the Hyatt Regency Columbus, 350 North High Street, Columbus, Ohio 43215.

The accompanying Notice of Annual Meeting and Proxy Statement describe the business to be conducted at the meeting. There will be a brief report on the current status of our business.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the Notice of Annual Meeting and Proxy Statement, please complete, sign and date your proxy ballot, and return it in the envelope provided.

On behalf of the officers and directors of Eldorado Resorts, Inc., I thank you for your interest in the Company and hope that you will be able to attend our Annual Meeting.

For the Board of Directors,

GARY L. CARANO
Chairman of the Board of Directors
April 30, 2015

ELDORADO RESORTS, INC.
100 West Liberty Street, Suite 1150
Reno, Nevada 89501

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Eldorado Resorts, Inc. will be held on Tuesday, June 23, 2015 at 9:00 a.m. local time, at the Hyatt Regency Columbus, 350 North High Street, Columbus, Ohio 43215 for the following purposes:

  1.
  To elect the seven (7) director nominees of the Board of Directors of the Company, each to serve as directors of the Company until the 2016 annual meeting of stockholders, or until the earlier of their resignation or until their respective successors shall have been duly elected and qualified;

  2.
  To approve the adoption of the Eldorado Resorts, Inc. 2015 Equity Incentive Plan, which we refer to as the "Plan adoption proposal";

  3.
  To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm;

  4.
  To hold an advisory vote to approve the compensation of the Company's named executive officers;

  5.
  To hold an advisory vote on the frequency of the advisory vote on compensation of the Company's named executive officers; and

  6.
  To transact such other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

        Stockholders entitled to notice of, and to vote at, the meeting will be determined as of the close of business on April 29, 2015, the record date fixed by the Board of Directors for such purposes. A list of these stockholders is available at the corporate offices of the Company and will be available at the Annual Meeting.

        If you plan to attend the Annual Meeting, please bring photo identification. If your shares are held in the name of a broker or other nominee, please bring with you a letter (and a legal proxy if you wish to vote your shares) from the broker or nominee confirming your ownership as of the record date. For directions to the Annual Meeting, please contact Investor Relations by telephone at 775-328-0112 or visit our website at www.eldoradoresorts.com.

By order of the Board of Directors
Anthony L. Carano, Secretary

April 30, 2015

        Please sign the enclosed proxy and return it promptly in the enclosed envelope.

        Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 23, 2015: The Company's Proxy Statement and Fiscal Year 2014 Annual Report to Stockholders are available at http://www.proxyvote.com.

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ELDORADO RESORTS, INC.

100 West Liberty Street, Suite 1150
Reno, Nevada 89501
(775) 328-0100

PROXY STATEMENT

INTRODUCTION

        This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Eldorado Resorts, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on June 23, 2015.

        A copy of the Company's annual report with financial statements for the year ended December 31, 2014 is enclosed. This proxy statement and form of proxy are to be first sent to stockholders on or about the date stated on the accompanying Notice of Annual Meeting of Stockholders.

        Record Date.    Only stockholders of record as of the close of business on April 29, 2015 will be entitled to notice of and to vote at the meeting and any postponement or adjournments thereof. As of April 24, 2015, 46,426,714 shares of common stock ("Common Stock") of the Company were issued and outstanding. Each share outstanding as of the record date will be entitled to one vote, and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person.

        Revocation of Proxies.    Any stockholder giving a proxy has the right to revoke it at any time before it is exercised by written notice to the Secretary of the Company or by submission of another proxy bearing a later date. In addition, stockholders of record attending the meeting may revoke their proxies at any time before they are exercised.

        Quorum.    A majority of the shares of Common Stock entitled to vote at the Annual Meeting, represented in person or by proxy (and in no event less than 33 1/3 percent of the outstanding shares of the Company's Common Stock), will constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented in person or by proxy (including shares which abstain, broker non-votes and shares that are not voted with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

        Required Vote.    With respect to Proposal 1 (election of directors), stockholders may vote FOR all or some of the nominees or stockholders may vote WITHHOLD with respect to one or more of the nominees. The affirmative vote of the holders of a plurality of the shares represented at the meeting in person or by proxy and entitled to vote thereon is required to elect a director. A vote to WITHHOLD will have the effect of a negative vote.

        With respect to Proposal 2 (adoption of the Eldorado Resorts, Inc. 2015 Equity Incentive Plan), stockholders may vote FOR, AGAINST or ABSTAIN. Approval of Proposal 2 requires the affirmative vote of a majority of shares represented at the meeting in person or by proxy and entitled to vote thereon. A vote to ABSTAIN will have the effect of a negative vote.

        With respect to Proposal 3 (ratification of Ernst & Young LLP as the Company's independent registered public accounting firm), and Proposal 4 (advisory vote to approve named executive officer compensation), stockholders may vote FOR, AGAINST or ABSTAIN. Approval of Proposals 3 and 4 requires the affirmative vote of a majority of shares represented at the meeting in person or by proxy and entitled to vote thereon. A vote to ABSTAIN will have the effect of a negative vote.

        With respect to Proposal 5 (advisory vote on the frequency of the advisory vote on executive compensation), stockholders may vote FOR Every Year, FOR Every Two Years, FOR Every Three Years, or ABSTAIN. A vote to ABSTAIN will have no legal effect.

        The Company knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, then the persons named as proxies will have discretion to vote on those matters according to their best judgment to the same extent as the person signing the proxy would be entitled to vote. At the date of this proxy statement, we do not anticipate that any other matters will be raised at the Annual Meeting.

        Broker Non-Votes.    A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have discretion to direct the voting of the shares.

        Brokers have discretionary authority to vote on Proposal 3 (ratification of Ernst & Young LLP as the Company's independent registered public accounting firm), and therefore no broker non-votes are expected in connection with Proposal 3.

        Brokers do not have discretionary authority to vote on Proposal 1 (election of directors), Proposal 2 (adoption of the Eldorado Resorts, Inc. 2015 Equity Incentive Plan), Proposal 4 (advisory vote to approve named executive officer compensation) or Proposal 5 (advisory vote on the frequency of the advisory vote on executive compensation), and therefore there may be broker non-votes with respect to Proposals 1, 4 and 5. Broker non-votes will not affect the outcome of the vote on Proposals 1, 4 and 5 and will not be counted in determining the number of shares necessary for approval of such proposals.

        Method and Expenses of Solicitation.    Proxies may also be solicited personally and by telephone or facsimile or other electronic means by regular employees of the Company, without any additional remuneration. The cost of soliciting proxies will be borne by the Company. The Company will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to beneficial owners of stock held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses in forwarding solicitation material.

        Copies of Proxy Materials.    As permitted by the Securities and Exchange Commission (the "SEC"), we are furnishing to stockholders our Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report primarily over the internet. On or about May 14, 2015, we will mail to each of our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials via the internet, and how to access the Proxy Card to vote on the internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the notice, then you will not receive a paper copy of the proxy materials unless you request one.

        Stockholders of Record.    If your shares are registered in your own name, you may request paper copies of the proxy materials by following the instructions contained in the notice. Stockholders who have already made a permanent election to receive paper copies of the proxy materials will receive a full set of the proxy documents in the mail.

        Beneficial Stockholders.    If your shares are not registered in your name, you should receive written instructions on how to request paper copies of the proxy materials from your bank or broker. We recommend that you contact your bank or broker if you do not receive these instructions.

        Attendance at the Annual Meeting.    Attendance at the Annual Meeting will be limited to stockholders as of the record date, their authorized representatives and guests of the Company.

 PROPOSAL 1

ELECTION OF DIRECTORS

        At the Annual Meeting to be held on June 23, 2015, our stockholders are being asked to elect directors, each of whom will serve until the next annual meeting of stockholders or until his successor has been elected and qualified, or until his earlier resignation or removal. All of the nominees were designated as directors of the Company pursuant to the merger agreement (the "Merger Agreement") relating to the merger of wholly-owned subsidiaries of the Company into Eldorado HoldCo LLC ("HoldCo"), the parent company of Eldorado Resorts LLC ("Resorts"), which owns Eldorado Resort Casino, Shreveport, Eldorado Hotel and Casino, Reno, and a 48.1% interest in the Silver Legacy, and MTR Gaming Group, Inc. ("MTR Gaming"), the owner of Mountaineer Casino, Racetrack and Resort, Presque Isle Downs and Casino and Scioto Downs, that was consummated on September 19, 2014 (the "Merger").

        Directors will be elected by the affirmative vote of the holders of a plurality of the shares represented in person or by proxy at the meeting. Stockholders may not vote their shares cumulatively in the election of directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

        Any stockholder submitting a proxy has the right to withhold authority to vote for an individual nominee to the Board by writing that nominee's name in the space provided on the proxy. Shares represented by all proxies received by the Company and not marked to withhold authority to vote for any individual director or for all directors will be voted FOR the election of all of the nominees named below. If for any reason any nominee is unable to accept the nomination or to serve as a director, an event not currently anticipated, the persons named as proxies reserve the right to exercise their discretionary authority to nominate someone else or to reduce the number of management nominees to such extent as the persons named as proxies may deem advisable.

Nominees for Directors

        Gary L. Carano, Frank J. Fahrenkopf Jr., James B. Hawkins, Michael E. Pegram, Thomas R. Reeg, David P. Tomick, and Roger P. Wagner have been nominated by the Company's Board of Directors, based upon the recommendation of the Company's Nominating & Governance Committee to serve as directors. Each of the nominees for director currently serves as a director of the Company.

        The following table sets forth certain information regarding the nominees.

Name	Age	Position and Office Held
Gary L. Carano	63	Chairman of the Board; Chief Executive Officer
Frank J. Fahrenkopf Jr.(2)(4)	75	Director
James B. Hawkins(1)(3)	59	Director
Michael E. Pegram(1)(2)(3)	63	Director
Thomas R. Reeg	43	Director; President
David P. Tomick(1)(4)	63	Director
Roger P. Wagner(3)(4)	67	Director

(1)
Member of the Audit Committee

(2)
Member of the Compliance Committee

(3)
Member of the Compensation Committee

(4)
Member of the Nominating & Governance Committee

        The following briefly describes the business experience and educational background of each nominee for director and details the Board's reasons for selecting each nominee for service on the Board.

        Gary L. Carano, 63, has served as the chairman of the board of directors of the Company and the Chief Executive Officer of the Company and its subsidiaries since September 2014. Previously, Mr. Carano served as President and Chief Operating Officer of Eldorado Resorts LLC ("Eldorado Resorts") from 2004 to September 2014, and as President and Chief Operating Officer of Eldorado HoldCo LLC ("Eldorado Holdco") from 2009 to September 2014. Mr. Carano served as the General Manager and Chief Executive Officer of the Silver Legacy Resort Casino ("Silver Legacy") from its opening in 1995 to September 2014. Mr. Carano is an active philanthropist, serving on a number of charitable boards and foundations in the state of Nevada. Mr. Carano holds a Bachelor's degree in Business Administration from the University of Nevada, Reno. In May 2012, Silver Legacy filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Nevada. Silver Legacy emerged from its Chapter 11 reorganization proceedings in November 2012. Mr. Carano has been selected to serve as director because of his extensive experience in the gaming and hospitality industry and because of his familiarity with the business of Resorts. Gary L. Carano is Anthony Carano's father.

        Frank J. Fahrenkopf, Jr., 75, has served as a director of the Company since September 2014. Mr. Fahrenkopf serves as the chair of the Nominating and Governance Committee of the board of directors of the Company and a member of the Compliance Committee of the Company. He served as President and Chief Executive Officer of the American Gaming Association ("AGA"), an organization that represents the commercial casino-entertainment industry by addressing federal legislation and regulatory issues, from 1995 until June 2013. At the AGA, Mr. Fahrenkopf was the national advocate for the commercial casino industry and was responsible for positioning the AGA to address regulatory, political and educational issues affecting the gaming industry. Mr. Fahrenkopf is currently co-chairman of the Commission on Presidential Debates, which he founded and which conducts debates among presidential candidates. He serves as a board member of the International Republican Institute, which he founded. He also founded the National Endowment for Democracy, where he served as Vice Chairman and a board member from 1983 to 1992. Mr. Fahrenkopf served as chairman of the Republican National Committee from 1983 to 1989. Prior to his role at AGA, Mr. Fahrenkopf was a partner at Hogan & Hartson, where he regularly represented clients before the Nevada gaming regulatory authorities. Mr. Fahrenkopf served as the first Chairman of the American Bar Association Committee on Gaming Law and was a founding Trustee and President of the International Association of Gaming Attorneys. Mr. Fahrenkopf also sits on the board of directors of six NYSE-listed public companies: First Republic Bank, Gabelli Equity Trust, Inc., Gabelli Utility Trust, Gabelli Global Multimedia Trust, Gabelli Dividend and Income Trust, and Gabelli Gold and Natural Resources. He is a graduate of the University of Nevada, Reno and holds a Juris Doctor from the University of California Berkeley School of Law. Mr. Fahrenkopf has been selected to serve as a director because of his extensive knowledge of gaming regulatory matters, his relevant legal experience and his experience as a director of many organizations.

        James B. Hawkins, 59, has served as a director of the Company since September 2014. Mr. Hawkins is a member of the Audit Committee and Compensation Committee of the board of directors of the Company. Mr. Hawkins has served as Chief Executive Officer and on the board of directors of Natus Medical Inc. ("Natus") since April 2004 and as President of Natus since June 2013. He also previously served as President of Natus from April 2004 to January 2011. Mr. Hawkins currently serves as the chairman of the board of directors of Iradimed Corporation, a publicly traded company that provides non-magnetic intravenous infusion pump systems and as a director of Digirad Corporation, a publicly traded company that provides diagnostic solutions in the science of imaging. Prior to joining Natus, Mr. Hawkins was President, Chief Executive Officer and on the board of directors of Invivo Corporation, a developer and manufacturer of vital sign monitoring equipment, and its predecessor, from 1985 until 2004, and as Secretary from 1986 until 2004. Mr. Hawkins earned a Bachelor's degree in Business Commerce from Santa Clara University and an MBA from San Francisco State University. Mr. Hawkins has been selected to serve as a director because of his extensive experience in executive management oversight and as a director of multiple publicly traded companies.

        Michael E. Pegram, 63, has served as a director of the Company since September 2014. Mr. Pegram is a member of the Audit Committee, Compensation Committee and Compliance Committee of the board of directors of the Company. Mr. Pegram has been a partner in the Carson Valley Inn in Minden, Nevada since June 2009 and a partner in the Bodines Casino in Carson City, Nevada since January 2007. Mr. Pegram has more than thirty years of experience owning and operating twenty-five successful McDonald's franchises. Mr. Pegram currently serves as Chairman of the Thoroughbred Owners of California and has been the owner of a number of racehorses, including 1998 Kentucky Derby and Preakness Stakes winner, Real Quiet, 2010 Preakness Stakes winner, Lookin at Lucky, 1998 Breeders' Cup Juvenile Fillies winner and 1999 Kentucky Oaks winner, Silverbulletday, 2001 Dubai World Cup winner, Captain Steve, and the 2007 and 2008 Breeders' Cup Sprint winner, Midnight Lute. Additionally, Mr. Pegram has served as a director of Skagit State Bancorp since 1996. Mr. Pegram has been selected to serve as a director because of his extensive experience in the horse racing industry and as an investor, business owner, and director of various companies.

        David P. Tomick, 63, has served as a director of the Company since September 2014. Mr. Tomick is the chair of the Audit Committee and a member of the Nominating and Governance Committee of the board of directors of the Company. Mr. Tomick co-founded Securus, Inc., a company involved in the GPS monitoring and Personal Emergency Response business, and served as its Chief Financial Officer from 2008 to 2010 and as its Chairman from 2010 to March 2015. From 1997 to 2004 Mr. Tomick was Executive Vice President and Chief Financial Officer of SpectraSite, Inc., a NYSE-listed, wireless tower company. Mr. Tomick was, from 1994 to 1997, the Chief Financial Officer of Masada Security, a company involved in the security monitoring business and, from 1988 to 1994, the Vice President-Finance of Falcon Cable TV, where he was responsible for debt management, mergers and acquisitions, equity origination and investor relations. Prior to 1988, he managed a team of corporate finance professionals focusing on the communications industry for The First National Bank of Chicago. Mr. Tomick has served on the board of directors of the following organizations: Autocam Corporation, Autocam Medical, First Choice Packaging, NuLink Digital and TransLoc, Inc. Mr. Tomick received his bachelor's degree from Denison University and a masters of business administration from The Kellogg School of Management at Northwestern University. Mr. Tomick has been selected to serve as a director because of his financial and management expertise and his extensive experience with respect to raising capital, mergers and acquisitions, corporate governance and investor relations.

        Roger P. Wagner, 67, has served as a director of the Company since September 2014 and was a member of the board of directors of MTR Gaming Group, Inc. ("MTR") from July 2010 to September 2014. Mr. Wagner is the chair of the Compensation Committee and a member of the Nominating and Governance Committee of the board of directors of the Company. Mr. Wagner has over forty years of experience in the gaming and hotel management industry. Mr. Wagner was a founding partner of House Advantage, LLC, a gaming consulting group that focuses on assisting gaming companies in improving market share and bottom line profits. Mr. Wagner served as Chief Operating Officer for Binion Enterprises LLC from 2008 to 2010, assisting Jack Binion in identifying gaming opportunities. From 2005 to 2007, Mr. Wagner served as Chief Operating Officer of Resorts International Holdings. Mr. Wagner served as President of Horseshoe Gaming Holding Corp. from 2001 until its sale in 2004 and as its Senior Vice President and Chief Operating Officer from 1998 to 2001. Prior to joining Horseshoe, Mr. Wagner served as President of the development company for Trump Hotels & Casino Resorts from 1996 to 1998, President and Chief Operating Officer of Trump Castle Casino Resort from 1991 to 1996 and President and Chief Operating Officer of Claridge Casino Hotel from 1983 to 1991.

Prior to his employment by Claridge Casino Hotel, he was employed in various capacities by the Edgewater Hotel Casino, Sands Hotel Casino, MGM Grand Casino—Reno, Frontier Hotel Casino and Dunes Hotel Casino. Mr. Wagner holds a Bachelor of Science from the University of Nevada Las Vegas in Hotel Administration. Mr. Wagner has been selected to serve as a director because of his extensive experience in the gaming and hospitality industry and because of his familiarity with the business of MTR.

        Thomas R. Reeg, 43, has served as a director of the Company since September 2014 and served as a member of Eldorado Resorts LLC's ("Resorts") board of managers from December 2007 to September 2014. Mr. Reeg has served as President of the Company and its subsidiaries since September 2014 and served as Senior Vice President of Strategic Development for Resorts from January 2011 to September 2014. From September 2005 to November 2010, Mr. Reeg was a Senior Managing Director and founding partner of Newport Global Advisors L.P., which is an indirect stockholder of the Company. Mr. Reeg was a member of the executive committee of Silver Legacy (which is the governing body of Silver Legacy) from August 2011 through August 2014. Mr. Reeg was a member of the board of managers of NGA HoldCo, LLC, which is a stockholder of the Company, from 2007 through 2011 and served on the board of directors of Autocam Corporation from 2007 to 2010. From 2002 to 2005 Mr. Reeg was a Managing Director and portfolio manager at AIG Global Investment Group ("AIG"), where he was responsible for co-management of the high-yield mutual fund portfolios. Prior to his role at AIG, Mr. Reeg was a senior high-yield research analyst covering various sectors, including the casino, lodging and leisure sectors, at Bank One Capital Markets. Mr. Reeg holds a Bachelor of Business Administration in Finance from the University of Notre Dame and is a Chartered Financial Analyst. Mr. Reeg has been selected to serve as a director because of his extensive financial experience and his familiarity with the business of Resorts.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE FOR THEIR ELECTION AS DIRECTORS.

Corporate Governance

        For a director to be considered independent, the director must meet the bright-line independence standards under the listing standards of The NASDAQ Stock Market, Inc. ("NASDAQ") and the Board must affirmatively determine that the director has no material relationship with us, directly, or as a partner, stockholder or officer of an organization that has a relationship with us. The Board determines director independence based on an analysis of the independence requirements of the NASDAQ listing standards. In addition, the Board will consider all relevant facts and circumstances in making an independence determination. The Board also considers all commercial, industrial, banking, consulting, legal, accounting, charitable, familial or other business relationships any director may have with us. The Board has determined that the following five directors satisfy the independence requirements of NASDAQ: Frank J. Fahrenkopf Jr., James B. Hawkins, Michael E. Pegram, David P. Tomick, Roger P. Wagner.

        The Board held two (2) meetings and acted one (1) time by written consent during the fiscal year ended December 31, 2014. Each current director attended at least 75% of the aggregate number of all meetings of the Board of Directors and committees of which he was a member (from the time of the appointment to such committee) during such year.

  Audit Committee

        The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to oversee the Company's corporate accounting and financial reporting processes and audits of its financial statements. Messrs. Hawkins, Pegram, and Tomick, all of whom are independent directors, make up the Board's Audit Committee. Mr. Tomick is Chairperson of the Audit Committee. During the fiscal year ended December 31, 2014, the Audit Committee met one (1) time. The Audit Committee's responsibilities are discussed in a written charter adopted by the Board of Directors. The Audit Committee charter is available on our Internet website at www.eldoradoresorts.com under "Corporate Governance—Committee Charting." Our website and information contained on it or incorporated in it are not intended to be incorporated in this Proxy Statement or our other filings with the Securities and Exchange Commission.

  Compensation Committee

        Messrs. Hawkins, Pegram, and Wagner, all of whom are independent directors, make up the Board's Compensation Committee (and meet the NASDAQ independence requirements with respect to Compensation Committee members). Mr. Wagner serves as Chairperson of the Compensation Committee. The Compensation Committee's responsibilities are discussed in a written charter adopted by the Board of Directors. The Compensation Committee charter is available on our Internet website at www.eldoradoresorts.com under "Corporate Governance—Committee Charting." The Compensation Committee makes recommendations with respect to salaries, bonuses, restricted stock, and deferred compensation for the Company's executive officers as well as the policies underlying the methods by which the Company compensates its executives. During the fiscal year ended December 31, 2014, the Compensation Committee held two (2) meetings. Except as otherwise delegated by the Board of Directors or the Compensation Committee, the Compensation Committee acts on behalf of the Board with respect to compensation matters. The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated Committee members to perform certain of its duties on its behalf, including, to the extent permitted by applicable law, the delegation to a subcommittee of one director the authority to grant stock options and equity awards. The Compensation Committee reviews the recommendations of the Company's CEO with respect to individual elements of the total compensation of the Company's executive officers (other than the CEO) and key management.

        Compensation Policies and Risk Management.    It is the responsibility of the Compensation Committee to ensure that the Company's policies and practices related to compensation do not encourage excessive risk-taking behavior. The Company believes that any risks arising from its current compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. As described in the section entitled "Compensation Discussion and Analysis" below, the Company is developing future compensation policies with the objective of ensuring that management incentives promote disciplined, sustainable achievement of the Company's long-term goals.

  Nominating and Governance Committee

        The Nominating and Governance Committee of the Company currently includes independent directors Messrs. Fahrenkopf Jr., Tomick, and Wagner, with Mr. Fahrenkopf Jr. as Chairperson. The Nominating and Governance Committee's responsibilities are discussed in a written charter adopted by the Board of Directors. The Nominating and Governance Committee charter is available on our Internet website at www.eldoradoresorts.com under "Corporate Governance—Committee Charting." Our Board of Directors has determined that each of the members of the Nominating and Governance Committee is "independent" within the meaning of the general independence standards in the listing standards of NASDAQ. The Nominating and Governance Committee (which was established in September 2014), did not meet during 2014. The primary purposes and responsibilities of the Nominating and Governance Committee are to (1) identify and vet individuals qualified to become directors, consistent with the criteria approved by our Board of Directors set forth in the Nominating and Governance Committee Charter, (2) nominate qualified individuals for election to the Board of Directors at the next annual meeting of stockholders, and (3) in consultation with the Chairperson of the Board, review the operational relationship of the various committees of the Board as set forth in the Nominating and Governance Committee Charter.

        Director Candidate Recommendations and Nominations by Stockholders.    The Nominating and Governance Committee's Charter provides that the Nominating and Governance Committee will consider director candidate nominations by stockholders. In evaluating nominations received from stockholders, the Nominating and Governance Committee will apply the same criteria and follow the same process set forth in the Nominating and Governance Committee Charter as it would with its own nominations.

        Nominating and Governance Committee Process for Identifying and Evaluating Director Candidates.    The Nominating and Governance Committee identifies and evaluates all director candidates in accordance with the director qualification standards described in the Nominating and Governance Committee Charter. In identifying candidates, the Nominating and Governance Committee has the authority to engage and terminate any third-party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any search firm. The Nominating and Governance Committee evaluates any candidate's qualifications to serve as a member of our Board based on the totality of the merits of the candidate and not based on minimum qualifications or attributes. In evaluating a candidate, the Nominating and Governance Committee takes into account the background and expertise of individual Board members as well as the background and expertise of our Board as a whole. In addition, the Nominating and Governance Committee evaluates a candidate's independence and his or her background and expertise in the context of our Board's needs. The Nominating and Governance Committee Charter requires that the Nominating and Governance Committee ascertain that each nominee has: (i) demonstrated business and industry experience that is relevant to the Company; (ii) the ability to meet the suitability requirements of all relevant regulatory agencies; (iii) freedom from potential conflicts of interest with the Company and independence from management with respect to independent director nominees; (iv) the ability to represent the interests of stockholders; (v) the ability to demonstrate a reasonable level of financial literacy; (vi) the availability to work with the Company and dedicate sufficient time and energy to his or her board duties; (vii) an established reputation for good character, honesty, integrity, prudent business skills, leadership abilities as well as moral and ethical bearing; and (viii) the ability to work constructively with the Company's other directors and management. The Nominating and Governance Committee may also take into consideration whether a candidate's background and skills meet any specific needs of the Board that the Nominating and Governance Committee has identified and will take into account diversity in professional and personal experience, background, skills, race, gender and other factors of diversity that it considers relevant to the needs of the Board.

  Compliance Committee

        As a publicly traded corporation registered with and licensed by the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Louisiana Gaming Control Board, the West Virginia Lottery Commission, the West Virginia Racing Commission, the Pennsylvania Gaming Control Board, the Pennsylvania Racing Commission, the Ohio Lottery Commission, and the Ohio State Racing Commission, the Company has a Compliance Committee which implements and administers the Company's Compliance Plan. The Committee's duties include investigating key employees, vendors of goods and services, sources of financing, consultants, lobbyists and others who wish to do substantial business with the Company or its subsidiaries and making recommendations to the Company's management concerning suitability. The Compliance Committee of the Company currently includes independent directors Messrs. Fahrenkopf Jr. and Pegram, and non-director members A.J. "Bud" Hicks (who serves as the chairperson), Anthony Carano and Vincent Azzarello. The Compliance Committee held one (1) meeting in 2014.

Compensation Committee Interlocks and Insider Participation

        The current members of the Company's Compensation Committee are Messrs. Hawkins, Pegram, and Wagner, each of whom is an independent director. No member of the Compensation Committee (i) was, during 2014, or had previously been an officer or employee of the Company or its subsidiaries nor (ii) had any direct or indirect material interest in a transaction of the Company or a business relationship with the Company, in each case that would require disclosure under the applicable rules of the SEC. No interlocking relationship existed between any member of the Compensation Committee or an executive officer of the Company, on the one hand, and any member of the compensation committee (or committee performing equivalent functions, or the full board of directors) or an executive officer of any other entity, on the other hand, requiring disclosure pursuant to the applicable rules of the SEC.

        The Compensation Committee is authorized to review all compensation matters involving directors and executive officers and Committee approval is required for any compensation to be paid to executive officers or directors who are employees of the Company.

Stockholder Communications

        Stockholders may communicate with the Board of Directors by sending written correspondence to the Chairman of the Nominating and Governance Committee at the following address: Eldorado Resorts, Inc., 100 West Liberty St., Suite 1150, Reno, NV 89501, Attention: Corporate Secretary. The Chairman of the Nominating and Governance Committee and his or her duly authorized representatives shall be responsible for collecting and organizing stockholder communications. Absent a conflict of interest, the Corporate Secretary is responsible for evaluating the materiality of each stockholder communication and determining whether further distribution is appropriate, and, if so, whether to (i) the full Board, (ii) one or more Board members and/or (iii) other individuals or entities.

Board Leadership Structure and Risk Oversight

        The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, since the Board believes it is in the best interests of the Company and its stockholders to make that determination based on the position and direction of the Company and the composition of the Board. The Company believes this structure facilitates independent oversight of management while fostering effective communication between the Company's management and the Board. The roles of Chief Executive Officer and Chairman of the Board are currently combined and held by Mr. Gary L. Carano.

        The Company's senior management is responsible for the day-to-day assessment and management of the Company's risks, and our Board is responsible for oversight of the Company's enterprise risk management in general. The risks facing our Company include risks associated with the Company's financial condition, liquidity, operating performance, ability to meet its debt obligations and regulations applicable to our operations and compliance therewith. The Board's oversight is primarily managed and coordinated through Board Committees. Our Audit Committee oversees the Company's risk management with respect to significant financial and accounting policies as well as the effectiveness of management's processes that monitor and manage key business risks, and the Compliance Committee is responsible for overseeing risks associated with the Company's gaming activities and regulatory compliance. Additionally, the Compensation Committee oversees risks related to compensation policies. The Audit, Compensation and Compliance Committees report their findings to the full Board. In addition, at its meetings, the Board discusses risks that the Company faces, including those management has highlighted as the most relevant risks to the Company. Furthermore, the Board's oversight of enterprise risk involves assessment of the risk inherent in the Company's long-term strategies reviewed by the Board, as well as other matters brought to the attention of the Board. We believe that the structure and experience of our Board allows our directors to provide effective oversight of risk management. The Board recognizes that it is the Company's and its management's responsibility to identify and attempt to mitigate risks that could cause significant damage to the Company's business or stockholder value.

Stock Ownership Guidelines

        Effective January 1, 2015, the Company adopted minimum stock ownership guidelines for its named executive officers, or NEOs. These stock ownership guidelines require that the chief executive officer of the Company hold Common Stock with a minimum value equal to three times the chief executive officer's annual base salary, and that all other NEOs hold Common Stock with a minimum value equal to one times each respective NEO's annual base salary. NEOs have five years from implementation of the stock ownership guidelines or promotion to a new role to achieve their minimum stock ownership and once achieved, the Board expects the NEOs to maintain their stated guideline for as long as they are subject to the guideline.

        Also effective January 1, 2015, the Company adopted minimum stock ownership guidelines for its non-employee directors. The stock ownership guideline requires the holding of Company stock with a minimum value equal to five times such director's annual base retainer fee. Prior to achievement of the guideline, RSU grants will vest immediately; however, payment will be mandatorily deferred until termination of Board service. After guideline achievement, Restricted Stock Unit ("RSU") grants will continue to vest immediately. Payment will also be immediate unless the director makes a timely voluntary election to defer payment until termination of Board service. Non-employee directors have five years to achieve their minimum stock ownership and once achieved, the Board expects non-employee directors to maintain their stated guideline for as long as they are subject to the guideline. During 2014 no equity awards were issued to directors.

Audit Committee Financial Expert

        The Securities and Exchange Commission adopted a rule requiring disclosure concerning the presence of at least one "audit committee financial expert" on audit committees. Our Board has determined that Mr. Tomick qualifies as an "audit committee financial expert" as defined by the Securities and Exchange Commission and that Mr. Tomick is independent, as independence for Audit Committee members is defined pursuant to the applicable NASDAQ listing requirements.

Code of Ethics

        We have adopted a code of ethics and business conduct applicable to all directors and employees, including the chief executive officer, chief financial officer and principal accounting officer. The code of ethics and business conduct is posted on our website, www.eldoradoresorts.com under "Corporate Governance—Governance Documents." and a printed copy will be delivered on request by writing to the corporate secretary at Eldorado Resorts, Inc., c/o corporate secretary, 100 West Liberty Street, Suite 1150, Reno, Nevada, 89501. We intend to satisfy the disclosure requirement regarding certain amendments to, or waivers from, provisions of our code of ethics and business conduct by posting such information on our website.

Stock Ownership of Certain Beneficial Owners and Management

        As a result of the Merger, all membership interests in HoldCo, all shares of MTR common stock, all options and rights to receive MTR common stock granted under any MTR stock plan, and all restricted stock units in respect of shares of MTR common stock that were outstanding immediately prior to the consummation of the Merger were converted into a right to receive shares of the Common Stock of the Company or options to acquire Common Stock of the Company.

        The following table sets forth, as of April 24, 2015, the ownership of the presently issued and outstanding shares of our Common Stock by persons known by the Company to be a beneficial owner of 5% or more of such stock, and the ownership of such stock by our named executive officers and directors, individually and as a group. As of April 24, 2015, there were 46,426,714 shares of Common Stock outstanding. Unless otherwise indicated, the address for each of the stockholders listed below is c/o 100 West Liberty Street, Suite 1150, Reno, Nevada, 89501.

Name	Amount and Nature of Beneficial Ownership	Percentage of Class
Recreational Enterprises, Inc.(1)(7)	10,881,110	23.44%
Hotel Casino Management, Inc.(2)(7)	5,744,083	12.37%
Newport Global Opportunities Fund, LP(3)(7)	4,030,440	8.68%
Jeffrey P. Jacobs(4)(7)	3,208,704	6.91%
PAR Investment Partners, L.P.(5)(7)	3,747,305	8.07%
Lafitte Capital Management LP(6)(7)	2,410,279	5.19%
Gary L. Carano(8)(9)	85,941	*
Frank J. Fahrenkopf, Jr.(8)	—	*
James B. Hawkins(8)	20,000	*
Michael E. Pegram(8)	25,000	*
Thomas R. Reeg(8)	17,000	*
David P. Tomick(8)	—	*
Roger P. Wagner(8)	112,020	*
Robert M. Jones(8)	—	*
Joseph L. Billhimer, Jr(8)(10).	181,108	*
Anthony L. Carano(8)	2,500	*
All Board Members and Executive Officers as a Group	443,569	*

*
Indicates less than one percent.

(1)
The voting stock of Recreational Enterprises, Inc. ("REI") is beneficially owned by the following members of the Carano family in the following percentages: Donald L. Carano—49.5%; Gene R. Carano—10.1%; Gregg R. Carano—10.1%; Gary L. Carano—10.1%; Cindy L. Carano—10.1% and Glenn T. Carano—10.1%. The voting power and dispositive power with respect to REI's 23.44% interest in the Company is controlled by REI's board of directors that is elected by the family members (voting in proportion to the percentages above). Gary L. Carano holds his interest in REI directly and indirectly through various trusts. Gary L. Carano disclaims beneficial ownership of REI's 23.44% interest in the Company except to the extent of any pecuniary interest therein. The address of REI is P.O. Box 2540, Reno, Nevada 89505.

(2)
The voting stock of Hotel Casino Management, Inc. ("HCM") is beneficially owned by the following members of the Poncia family in the following percentages: Raymond J. Poncia, Jr.—49.712%; Cathy L. Poncia—Vigen—12.572%; Linda R. Poncia Ybarra—12.572%; Michelle L. Poncia Staunton—12.572% and Tammy R.

  Poncia—12.572%. The voting power and dispositive power with respect to HCM's 12.37% interest in the Company is controlled by HCM's board of directors that is elected by the family members (voting in proportion to the percentages above). Cathy, Linda, Michelle and Tammy each hold all of their respective interests in HCM through various trusts. Cathy, Linda, Michelle and Tammy each disclaim beneficial ownership of HCM's 12.37% interest in the Company except to the extent of any pecuniary interest therein. The address of HCM is P.O. Box 429, Verdi, Nevada 89439.

(3)
Includes NGA VoteCo, LLC ("NGA VoteCo"), which controls NGA AcquisitionCo, LLC ("NGA AcquisitionCo"), including NGA AcquisitionCo's voting and dispositive power with regard to its 8.68% interest in the Company, and also includes Timothy T. Janszen, Ryan Langdon and Roger May, who are the managers of NGA VoteCo and who beneficially own NGA VoteCo in the following percentages: Mr. Janszen—42.86%; Mr. Langdon—42.86% and Mr. May—14.28%. The address of NGA AcquisitionCo, NGA VoteCo is 21 Waterway Avenue, Suite 150, The Woodlands, Texas 77380.

(4)
The address of Jeffrey P. Jacobs is Golden Bear Plaza East Tower, Suite 600, 1170 U.S. Highway One, North Palm Beach, Florida 33408.

(5)
The address of Par Investment Partners, L.P. is One International Place, Suite 2041, Boston, MA, 02110.

(6)
The address of Lafitte Capital Management LP is 701 Brazos, Suite 310, Austin, TX 78701.

(7)
Based on filings made under Sections 13(d) and 13(g) of the Exchange Act during February 2015.

(8)
The address of Messrs. Gary Carano, Fahrenkopf, Hawkins, Pegram, Tomick, Wagner, Reeg, Jones, Billhimer and Anthony Carano is c/o Eldorado Resorts, Inc., 100 West Liberty Street, Suite 1150, Reno, Nevada 89501.

(9)
Represents shares of Common Stock owned directly by Mr. Carano and indirectly by Mr. Carano through the Gary L. Carano S Corporation Trust. In addition to the shares of Common Stock reported in the table above, Gary L. Carano holds a 10.1% ownership interest in REI and a 10% ownership interest in Hotel Casino Realty, Inc. ("HCRI"). He does not hold voting power or dispositive power with respect to REI's 10,881,110 shares of the Company's Common Stock or HCRI's 1,214,108 shares of the Company's Common Stock, and he disclaims beneficial ownership of REI's 10,881,110 shares of the Company's Common Stock and HCRI's 1,214,108 shares of the Company's Common Stock, in each case, except to the extent of any pecuniary interest therein.

(10)
Includes 48,208 shares held by Joseph L. Billhimer Jr. and options to acquire 132,900 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under the provisions of Section 16(a) of the Exchange Act, the Company's executive officers, directors and 10% beneficial stockholders are required to file reports of their transactions in the Company's securities with the Securities and Exchange Commission. Based solely on a review of the Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, we believe that as of December 31, 2014, all of our executive officers, directors and greater than 10% beneficial stockholders complied with all filing requirements applicable to them during 2014.

Director Compensation

        During 2014, the Compensation Committee reviewed the compensation structure for the members of the Company's Board of Directors to ensure that the annual retainer stipend and committee fees represent a fair reimbursement for the level of work and responsibility assigned to different members of the board. Based on a study of the Company's peer competitor group (which is the same peer group that the Committee used with respect to the NEOs as we describe under "Peer Companies and Competitive Benchmarking"), the Compensation Committee established a target compensation level for its Board members that are equal to the median level paid its peers in the gaming industry. In addition, the Compensation Committee compared its recommended compensation practices for our Board members with a recent report published by the National Association of Corporate Directors (NACD). This study of proxy statements indicated that our compensation structure is reasonable and appropriate when compared with the median average board member compensation for the peer group. Additionally, in the Company's quest to ensure that director's interests are aligned with those of the Company's stockholders, effective January 1, 2015 at least half of each director's average annual base retainer fee will be comprised of restricted stock unit grants. Effective January 1, 2015, the Company adopted minimum stock ownership guidelines for its non-employee directors. The stock ownership guideline requires the holding of Company Common Stock with a minimum value equal to five times such director's annual base retainer fee. Prior to achievement of the guideline, RSU grants will vest immediately; however, payment will be mandatorily deferred until termination of Board service. After guideline achievement, Restricted Stock Unit ("RSU") grants will continue to vest immediately. Payment will also be immediate unless the director makes a timely voluntary election to defer payment until termination of Board service. Non-employee directors have five years to achieve their minimum stock ownership and once achieved, the Board expects non-employee directors to maintain their stated guideline for as long as they are subject to the guideline. During 2014 no equity awards were issued to directors.

        During 2014, the Company's non-employee directors received an all cash stipend of $31,250 that was commensurate with the time they served from their appointment to the Board upon the consummation of the Merger on September 19, 2014 through December 31, 2014. Additionally, in 2014, each Board member was paid a total of $3,750, except Mr. Tomick who was paid $6,250, for their service on their respective committees. Effective January 1, 2015, each Board committee member, except the committee chairman, is entitled to the following annual stipend: Audit Committee: $10,000; Compensation Committee: $5,000; Nominating and Governance Committee: $5,000; Compliance Committee: $5,000. Each Board committee chairman is entitled to the following annual stipend: Audit Committee: $20,000; Compensation Committee: $10,000; Nominating and Governance Committee: $10,000. The Compliance committee chair is a Board representative who is not entitled to compensation. We reimburse board members for expenses incurred in attending meetings.

        The following table sets forth the compensation of the Company's non-employee directors for services rendered in 2014. Directors who are also employees of the Company do not receive compensation (other than their compensation as employees of the Company) for their services on the Board.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Frank J. Fahrenkopf Jr.	$35,000						$35,000
James B. Hawkins	$35,000						$35,000
Michael E. Pegram	$35,000						$35,000
David P. Tomick	$37,500						$37,500
Roger P. Wagner	$35,000						$35,000

(1)
No stock awards or stock options were awarded to non-employee directors during 2014; non-employee directors did not have any stock awards or stock options outstanding as of December 31, 2014.

Transactions with Related Persons

        Management Agreement and payments to affiliates of REI and HCM.    Prior to the consummation of the Merger, Resorts was party to a management agreement (the "Eldorado Management Agreement") with REI and HCM, pursuant to which REI and HCM (collectively, the "Managers") agreed to (a) develop strategic plans for Resorts' business, including preparing annual budgets and capital expenditure plans, (b) provide advice and oversight with respect to financial matters of Resorts, (c) establish and oversee the operation of financial accounting systems and controls and regularly review Resorts' financial reports, (d) provide planning, design and architectural services to Resorts and (e) furnish advice and recommendations with respect to certain other aspects of Resorts' operations. In consideration for such services, Resorts agreed to pay the Managers a management fee not to exceed 1.5% of Resorts' annual net revenues, not to exceed $0.6 million per year. In 2014, Resorts paid management fees to REI and HCM in the aggregate amount of $0.5 million. REI is beneficially owned by members of the Carano family and HCM is beneficially owned by members of the Poncia family. The Carano family and Poncia family hold significant ownership interests in the Company. Management fees were not paid subsequent to the consummation of the Merger. Subsequent to the consummation of the Merger, Donald L. Carano and Raymond J. Poncia received remuneration in the amount of $0.3 million and $0.2 million, respectively, for their services as consultants to the Company and its subsidiaries in lieu of the management fees previously paid under the terms of the Eldorado Management Agreement.

        Leased property.    Resorts owns the parcel on which Eldorado Reno is located, except for approximately 30,000 square feet which is leased from C. S. & Y. Associates, a general partnership of which Donald Carano is a general partner (the "CSY Lease"). The CSY Lease expires on June 30, 2027. Annual rent is payable in an amount equal to the greater of (i) $400,000 or (ii) an amount based on a decreasing percentage of Eldorado Reno's gross gaming revenues for the year ranging from 3% of the first $6.5 million of gross gaming revenues to 0.1% of gross gaming revenues in excess of $75 million. Rent pursuant to the CSY Lease amounted to approximately $0.6 million in 2014. On May 30, 2011, Resorts and C. S. & Y Associates entered into a fourth amendment to the CSY Lease. C. S & Y Associates agreed to execute and deliver the deeds of trust encumbering the approximately 30,000 square feet leased from C. S. & Y Associates on which a portion of Eldorado Reno is located as security for Senior Secured Notes and the Secured Credit Facility. In exchange for this subordination, a fee of $0.1 million will be paid annually during the term of the Indenture. In 2014 Resorts paid $0.1 million to C. S. & Y Associates for this subordination.

        Compensation Paid to Related Parties.    For the period beginning January 1, 2014 to April 15, 2015, members of the Carano family who are related to Gary L. Carano, Anthony L. Carano and Donald L. Carano were paid compensation in connection with their positions at Eldorado Reno and the Company as follows:

Name	Relationship	Position	Entity	Compensation Including Perquisites
Gene Carano	Brother of Gary L. Carano and son of Donald L. Carano	Senior Vice President Operations—Company and General Manager—Eldorado Reno	Company and Eldorado Reno	$509,326
Gregg Carano	Brother of Gary L. Carano and son of Donald L. Carano	Senior Vice President Food and Beverage	Company	$527,255
Rhonda Carano	Wife of Donald L. Carano	Senior Vice President of Creative and Brand Strategies	Company	$274,450
Cindy Carano	Sister of Gary L. Carano and daughter of Donald L. Carano	Executive Director of Hotel Operations	Eldorado Reno	$281,206

        In addition, Glenn T. Carano, brother of Gary L. Carano and son of Donald L. Carano, was named as the General Manager of Silver Legacy effective August 1, 2014 and served as the Executive Director of Marketing of Silver Legacy prior to such date. From January 1, 2014 to April 15, 2015, Glenn T. Carano received $501,169 in compensation from the Silver Legacy in addition to a $1.7 million lump-sum payment in connection with the termination of Silver Legacy's supplemental executive retirement program. Gary L. Carano was the Chief Executive Officer and General Manager of Silver Legacy prior to the time he was named the Chief Executive Officer of the Company in September 2014. From January 1, 2014 to July 31, 2014, Gary L. Carano received $226,333 in compensation from the Silver Legacy in addition to a $2.5 million lump-sum payment in connection with the termination of Silver Legacy's supplemental executive retirement program.

        Transactions with MTR.    In connection with the Merger, the Company advanced $5.0 million to MTR Gaming which was used to repurchase MTR Gaming common stock. The advance is included in investment in and advances to unconsolidated affiliates on the consolidated balance sheet at December 31, 2014 to the Company's 2014 Annual Report filed on Form 10-K. Additionally, MTR Gaming reimbursed Resorts $1.5 million and $1.8 million in December 2014 and March 2015, respectively, for allocated corporate general and administrative costs incurred subsequent to the consummation of the Merger through March 31, 2015.

        Aircraft and Yacht Lease; Purchases from Related Parties.    Resorts from time to time leases aircraft and yachts owned by REI or its affiliates, for use in operating Resorts' business. In 2014 lease payments for the aircraft and yachts totaled approximately $0.6 million. No lease payments have been made in 2015.

        The Company occasionally purchases wine directly from the Ferrari Carano Winery, which is owned by REI and Donald Carano. Wine purchases are sent directly to customers in appreciation of their patronage. In 2014, the Company spent approximately $35,000 for these products. No purchases have been made in 2015.

        Distributions.    In 2014 distributions of $0.6 million were made by Resorts to HoldCo and, in turn, by HoldCo to its members, including Donald L. Carano, Raymond J. Poncia and members of their immediate families.

        Resorts previously owned a 21.3% interest in Tamarack Crossing, LLC ("Tamarack"), a Nevada limited liability company that owned and operated Tamarack Junction, a casino in south Reno which commenced operations on September 4, 2001. On September 1, 2014, and as a condition to closing the Merger, Resorts distributed to HoldCo, and HoldCo subsequently distributed to its members on a pro rata basis, Resorts' interest in Tamarack totaling $5.5 million.

        Retained Interest Agreement.    As part of the Merger, REI, HCM, Resorts, Eldorado Limited Liability Company ("ELLC") and the Company entered into a Retained Interest Agreement (the "Retained Interest Agreement"), pursuant to which, subject to the receipt of required approvals of gaming regulatory authorities, the parties agreed that the following transactions would occur:

  •
  REI and HCM agreed to waive their rights to receive an aggregate of 373,136 shares of the Company's Common Stock, par value $0.00001 per share, that otherwise would have been issued to them under terms of the Merger Agreement as consideration for the consummation of the Merger (the "Retained Consideration").

  •
  ELLC agreed to redeem all of Resorts' interest in ELLC in exchange for a distribution to Resorts of a 48.1% interest in Silver Legacy, such that REI and HCM would hold an indirect 1.9% interest in Silver Legacy.

  •
  HCM and REI granted Resorts a right, exercisable for three months commencing on the first business day after the first anniversary of the Merger Date, to acquire from HCM and REI all of their interests in ELLC in exchange for the issuance to HCM and REI of their respective portions of the Retained Consideration.

  •
  Resorts granted each of HCM and REI a right, exercisable for three months commencing on the first business day after the second anniversary of the Merger Date, to put to Resorts all of their indirect interests in Silver Legacy in exchange for the issuance to HCM and REI of their respective portions of the Retained Consideration.

  Approval of Related Party Transactions

        The Company's Code of Ethics and Business Conduct (the "Code") requires that any proposed transaction between the Company and a related party, or in which a related party would have a direct or indirect material interest, be promptly disclosed to the Compliance Committee of the Company. The Compliance Committee is required to disclose such proposed transactions promptly to the Company's Audit Committee.

        The Company's Audit Committee Charter requires the Audit Committee of the Company to review and approve all related party transactions of the Company. Any director having an interest in the transaction is not permitted to vote on such transaction. The Audit Committee will determine whether or not to approve any such transaction on a case-by-case basis and in accordance with the provisions of the Audit Committee Charter and the Code, including the standards set forth in the Conflicts of Interest Policy contained in the Code. Under the Code, a "related party" is any of the following:

  •
  an executive officer of the Company;

  •
  a director (or director nominee) of the Company;

  •
  an immediate family member of any executive officer or director (or director nominee);

  •
  a beneficial owner of five percent or more of any class of the Company's voting securities;

  •
  an entity in which one of the above described persons has a substantial ownership interest or control of such entity; or

  •
  any other person or entity that would be deemed to be a related person under Item 404 of SEC Regulation S-K or applicable NASDAQ rules and regulations.

        For a director to be considered independent, the director must meet the bright-line independence standards under the listing standards of NASDAQ and the Board must affirmatively determine that the director has no material relationship with us, directly, or as a partner, stockholder or officer of an organization that has a relationship with us. The Board determines director independence based on an analysis of the independence requirements of the NASDAQ listing standards. In addition, the Board will consider all relevant facts and circumstances in making an independence determination. The Board also considers all commercial, industrial, banking, consulting, legal, accounting, charitable, familial or other business relationships any director may have with us. The Board has determined that the following five directors satisfy the independence requirements of NASDAQ: Frank J. Fahrenkopf Jr., James B. Hawkins, Michael E. Pegram, David P. Tomick, Roger P. Wagner.

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

        In this Compensation and Discussion and Analysis ("CD&A"), we describe the material components of our executive pay programs for our named executive officers from September 19, 2014, the effective date of the Merger, through December 31, 2014, the end of the Company's fiscal year (the "Post-Merger Period"), whose compensation is set forth in the tables following this discussion in accordance with SEC rules. We have included certain information in the CD&A (in this section generally) for periods subsequent to December 31, 2014 that we believe may be useful for a complete understanding of our executive compensation arrangements.

        This CD&A will provide you with an overview and explanation of:

  •
  our compensation programs and policies for certain of our named executive officers identified below;

  •
  the material compensation decisions made by the Compensation Committee of the Board (the "Compensation Committee") under those programs and policies; and

  •
  the material factors that the Compensation Committee considered in making those decisions.

  Our Named Executive Officers

  •
  Gary L. Carano, Chief Executive Officer and Chairman of the Board

  •
  Robert M. Jones, Chief Financial Officer

  •
  Thomas R. Reeg, President

  •
  Joseph L. Billhimer, Jr., Chief Operating Officer

  •
  Anthony L. Carano, General Counsel

        The following briefly describes the business experience and educational background for Joseph L. Billhimer, Jr., Robert M. Jones, and Anthony Carano. The biographies of Gary L. Carano and Thomas R. Reeg begin on page 4 herein.

        Joseph L. Billhimer Jr., 51, has served as Executive Vice President and Chief Operating Officer of the Company and Resorts since September 2014. Mr. Billhimer joined MTR in April 2011 and has served as Chief Operating Officer of MTR from 2012 and as President of MTR from September 2013 to September 2014. Mr. Billhimer served as Executive Vice President of MTR from 2012 to 2013 and Senior Vice President of Operations & Development at MTR and President and General Manager of the Mountaineer Casino, Racetrack and Resort since 2012. Mr. Billhimer was a principal of Foundation Gaming Group, an advisory and management services firm for the gaming industry, which among other engagements, managed Harlow's Casino & Resort in Greenville, Mississippi from 2009 to 2010 and marketed its sale to Churchill Downs. Prior to Foundation Gaming Group, Mr. Billhimer served as president of Trilliant Gaming Illinois, LLC, a gaming development company, from 2008 to 2009. From 2003 to 2008, he was president and chief executive officer of Premier Entertainment LLC, the developer and parent of the Hard Rock Hotel and Casino in Biloxi, Mississippi. While at Premier Entertainment, he was named Casino Journal's Executive of the Year in 2007 for his efforts in re-developing the Hard Rock Hotel and Casino after being destroyed by Hurricane Katrina and filing bankruptcy. Prior to Premier Entertainment, Mr. Billhimer spent three years as President and General Manager of Caesars Entertainment's Grand Casino Resort in Gulfport, Mississippi, and prior to that experience, eight years with Pinnacle Entertainment where he was Executive Vice President and General Manager of Casino Magic in Bay St. Louis, Mississippi.

        Robert M. Jones, 72, has served as the Executive Vice President and Chief Financial Officer of the Company since September 2014 and the Chief Financial Officer of Resorts for over twenty-nine years. Mr. Jones earned a bachelor's degree in accounting from the University of Arizona and a MBA in business administration from Golden Gate University.

        Anthony L. Carano, 33, has served as Executive Vice President, General Counsel and Secretary of the Company since September 2014. Prior to joining the Company, Mr. Carano was an attorney at the Nevada law firm of McDonald Carano Wilson, LLP, where his practice was devoted primarily to transactional, gaming and regulatory law. Mr. Carano holds a B.A. from the University of Nevada, his J.D. from the University of San Francisco, School of Law and his M.B.A. in Finance from the University of San Francisco, School of Business. Anthony Carano is Gary L. Carano's son.

  Our Compensation Strategy

        Our executive compensation program is designed to attract, motivate and retain critical executive talent, and to motivate behaviors that drive profitable growth and the enhancement of long-term value for our stockholders. Our program includes base salary and performance-based incentives (including both cash and equity opportunities) and is designed to be flexible, market competitive, reward achievement of difficult but fair performance criteria, and enhance stock ownership at the executive level. Our philosophy is that concise, distinct and attainable goals should be established in order to enable the assessment of performance by the Compensation Committee.

        Pursuant to that philosophy, the Compensation Committee is guided by the general principles that compensation should be designed to:

  •
  enhance stockholder value by focusing our executives' efforts on the specific performance metrics that drive enterprise value;

  •
  attract, motivate, and retain highly-qualified executives committed to our long-term success;

  •
  assure that the Company's executives receive fair compensation opportunities relative to their peers at similar companies, and fair actual compensation relative to Company performance; and

  •
  align critical decision making with the Company's business strategy and goal setting.

        The following table summarizes key elements of our executive compensation program going forward:

Element	Primary Purpose	Key Characteristics

How We Determine Compensation

  Role of the Compensation Committee

        The Compensation Committee's primary role is to discharge the Board's responsibilities regarding compensation policies relating to our named executive officers. The Compensation Committee consists of independent directors and is responsible to our Board for the oversight of our executive compensation programs. Among its duties, the Compensation Committee is responsible for:

  •
  review and assessment of competitive market data from the independent compensation consultant;

  •
  review and approval of incentive goals/objectives and compensation recommendations for Directors and above, including the named executive officers;

  •
  evaluation of the competitiveness of each named executive officer's total compensation package;

  •
  approval of any changes to the total compensation package including, but not limited to, salary, annual incentives, long-term incentive award opportunities and payouts, and retention programs;

  •
  ensuring the Company's policies and practices relating to compensation do not encourage excessive risk-taking conduct.

        Following review and discussion, the Compensation Committee submits recommendations to the Board for approval. The Compensation Committee is supported in its work by the Chief Financial Officer and staff, and Aon Hewitt, its independent executive compensation consultant (the "Compensation Consultant").

Based on the foregoing considerations, the Compensation Committee made the following executive compensation decisions:

  •
  approved new employment agreements for the named executive officers, as recommended by Aon Hewitt;

  •
  adopted a new annual incentive plan and long-term incentives, in each case, as recommended by Aon Hewitt, and consistent with the previous MTR Gaming structure;

  •
  considered terms for a new equity incentive plan, the final version which is being considered for adoption under Proposal 2, and which we refer to as the "Plan adoption proposal."

        These compensation programs and determinations are discussed in greater detail below.

  Role of the Independent Compensation Consultant

        The Compensation Committee retained Aon Hewitt for independent executive compensation advisory services, namely, to conduct its annual total compensation study for executive and key manager positions. Aon Hewitt reports directly to the Compensation Committee and the Compensation Committee directly oversees the fees paid for the services provided. The Compensation Committee instructs Aon Hewitt to give advice to the Compensation Committee independent of management and to provide such advice for the benefit of our Company and stockholders. With the Compensation Committee's approval, Aon Hewitt may work directly with management on executive compensation matters. Aon Hewitt did not perform any other consulting services for the Company during the Post-Merger Period in 2014, and their services to the Compensation Committee did not raise any conflicts of interests between the Compensation Committee, the Company, and management.

        Specific roles of the Compensation Consultant include, but are not limited to, the following:

  •
  identify and advise the Compensation Committee on executive compensation trends and regulatory developments;

  •
  provide a total compensation study for executives against peer companies and recommendations for named executive officer pay;

  •
  provide advice to the Compensation Committee on governance best practices as well as any other areas of concern or risk;

  •
  serve as a resource to the Compensation Committee Chair for meeting agendas and supporting materials in advance of each meeting; and

  •
  advise the Compensation Committee on management's pay recommendations.

  Role of Management in Compensation Decisions

        The CEO makes recommendations to the Compensation Committee concerning the compensation of the other named executive officers and other senior management. In addition, the CEO and CFO are involved in setting the business goals that are used as the performance goals for the annual incentive plan and long-term performance units, subject to the Compensation Committee's approval. The CEO and CFO work closely with the Compensation Committee, Aon Hewitt and management to (i) ensure that the Compensation Committee is provided with the appropriate information to make its decisions, (ii) propose recommendations for the Compensation Committee's consideration and (iii) communicate those decisions to management for implementation. None of the named executive officers, however, play a role in determining their own compensation and are not present at executive sessions in which their pay is discussed.

  Determination of CEO Pay

        In an executive session without management present, the Compensation Committee reviews and evaluates CEO compensation. The Compensation Committee reviews competitive market data, and both corporate financial performance and individual performance. Pay recommendations for the CEO, including salary, incentive payments for the previous year, and equity grants for the current year, are presented to the independent members of the Board. During an executive session of the Board, the Board conducts its own review and evaluation of the CEO's performance.

  Peer Companies and Competitive Benchmarking

        As previously noted, the Compensation Committee commissioned Aon Hewitt to conduct an annual total compensation study for executive and key manager positions. The Compensation Committee reviewed competitive market data to gain a comprehensive understanding of market pay practices, and combined that information with the discretion to consider experience, tenure, position, and individual contributions to assist with individual pay decisions (i.e., salary adjustments, target bonus, and long-term incentive grants).

        For conducting a competitive assessment of the compensation levels of each of its named executives in fiscal year 2014, the Compensation Committee approved a peer group of fourteen companies, as follows:

Elements of Our Compensation Program

        The executive officer compensation program consists of three key elements:

        Base salaries are intended to compete for and retain quality executives and to compensate the named executive officers for their day-to-day services to the Company. Annual incentive compensation is designed to motivate the executive officers to achieve shorter-term company-wide and individual performance goals. Long-term equity-based awards are designed to encourage the achievement of longer-term performance goals and create an ownership culture focused on long-term value creation for our stockholders. The Company also provides executives with access to retirement and health and welfare programs, on the same terms and conditions as those made to salaried employees generally. The Company's targeted pay mix (salary vs. performance-based incentive pay) reflects a combination of competitive market conditions and strategic business needs. The degree of performance-based incentive pay ("at risk" compensation) and total compensation opportunities increase with an executive's responsibility level. Competitive pay practices are reviewed annually by the Compensation Committee.

Base Salary

        Base salaries are designed to recognize the skill, competency, experience and performance an executive brings to his or her position. The Compensation Committee determines base salaries using both competitive market data from Aon Hewitt's annual study and a comprehensive assessment of relevant factors such as experience level, value to stockholders, responsibilities, future leadership potential, critical skills, individual contributions and performance, economic conditions, and the market demands for similar talent. The following table summarizes the Compensation Committee's salary decisions starting in 2014.

 Base Salary since 9/29/2014

Annual Incentives (Bonus Plan)

        Consistent with the Compensation Committee's primary objective to enhance the performance orientation of the Company's incentive programs, the Compensation Committee worked closely with Aon Hewitt to develop and approve a formal annual incentive compensation structure, starting in 2015. The aims of the new annual incentive plan are to be straight-forward, enhance the understanding of what needs to get done, focus on clearly measurable metrics, balance corporate and property performance by individual participants, and implement the appropriate level of upside/downside reward potential.

        For 2015, under our annual incentive plan, our named executive officers have the opportunity to earn annual cash incentives based on the attainment of critical performance criteria. Performance targets are set annually at the start of the fiscal year. In 2015, after a thorough review of internal equity and the recommendations of Aon Hewitt, the Compensation Committee maintained individual target award opportunities for the named executive officers that were based on a percentage of each named executive officer's base salary as follows:

        Awards are based on achievement of performance criteria, consisting of both financial (80%) and discretionary (20%) components. The annual incentive plan for the named executive officers is structured to measure Adjusted EBITDA (80% of the target award opportunity) and key individual performance objectives (20% of the target award opportunity). Adjusted EBITDA was utilized as a metric because the Compensation Committee believed that it reflects the results of operations of the Company and represents the dominant performance metric in the gaming/casino industry. Adjusted EBITDA was utilized as a performance metric by 12 of the 14 industry peers that disclosed their annual incentive performance metric. Individual goals were used because they are critical drivers of the Company's financial success. The goals are customized to each named executive officer and provide the

Compensation Committee with a mechanism to gauge individual performance achievement on metrics within each named executive officer's direct control.

        The details of the financial and performance criteria are discussed in turn below:

  Adjusted EBITDA (80% of the target award opportunity):

        With respect to the financial component, performance requirements for threshold and maximum bonus opportunities are 90% to 120% of target and payout opportunities are 50% to 200% of target, depending on actual performance achievement (payouts for performance between points is interpolated on a straight-line basis).

  Key individual performance criteria (20% of the target award opportunity):

        With respect to the discretionary component, the plan allows management to align 20% of annual incentive opportunities to performance criteria specific to the individual, the property, and/or corporate entity. Key performance criteria are identified at the beginning of the year. Performance is assessed at year-end by management and reviewed with the Compensation Committee. The Company is not obligated to pay out this pool unless management and the Compensation Committee agree that payments are warranted. The range of potential payments will be the same as the financial component (i.e., 50% to 200% of target). Discretionary performance criteria may include, but is not limited to, the following: customer satisfaction, employee satisfaction, export of play to other Company properties, and property appearance.

Long-Term Incentives

        In connection with this Proxy Statement, Company stockholders are being asked to approve the adoption of the Eldorado Resorts, Inc. 2015 Equity Incentive Plan (the "Plan"), which is described in detail in the Plan adoption proposal. Under the Plan, once approved, the Company intends to grant incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, other stock-based awards, and performance compensation awards.

Primary Objectives:

        The Compensation Committee and management worked closely with Aon Hewitt to create the performance orientation of the Company's executive compensation programs. The primary objectives were to design incentive programs that:

  •
  support the Company's strategic business plan;

  •
  enhance the alignment of management behaviors with stockholder value;

  •
  address important executive retention issues; and

  •
  provide the compensation tools necessary for the company to attract critical talent.

        In designing the long-term incentive arrangements, the Compensation Committee also considered MTR Gaming's long-term incentive structure.

        For 2015, the Compensation Committee granted long-term incentive awards with (i) 50% of the equity grants in the form of restricted stock units (RSUs) with three-year cliff vesting and (ii) 50% in the form of performance RSUs. The performance units will be subject to a one-year performance period, with a two-year additional vesting requirement for a total of three years from grant date to vesting/payment date. The participants' payment values after three years are dependent on one-year Adjusted EBITDA performance and two additional years of stock price performance. Performance units will be paid as follows: 50% of target will be earned at threshold performance, 100% of target will be earned at target performance, and 200% of target will be earned at maximum performance. No award is earned if performance falls below the threshold. Please see the "New Plan Benefits" section in the Plan adoption proposal for more information on the grants that each named executive officer received in 2015, subject to shareholder approval.

  Employment Agreements

        In order to provide continuity and stability in leadership following the Merger, the Company entered into employment agreements with each of the named executive officers. Please see "Potential Payments Upon Termination or Change in Control" for more information on the amounts that each named executive officer is entitled to in the event that his employment is terminated.

  Other Compensation

  Retirement and Benefit Programs

        The named executive officers were eligible to participate in various benefit plans including, 401(k), health insurance and life insurance plans that are generally available to all employees. The 401(k) plan provides for a company match, which for all of the named executive officers, except Mr. Billhimer, was 25% of the first 4% of permitted employee contributions to the plan during 2014. During 2014, Mr. Billhimer received a company match of 50% of the first 4% of permitted employee contributions to the plan. Long-term disability insurance was provided to Joseph L. Billhimer which would entitle Mr. Billhimer to receive 60% of his base salary from the date of his termination until the date he reaches age 65. Life insurance was also provided to the named executive officers for a total of $50,000, except Joseph L. Billhimer who was provided life insurance at two times salary.

  Perquisites

        It is the Company's intent to continually assess business needs and evolving market practices to ensure that perquisite offerings are competitive and in the best interest of our stockholders. During 2014, the Company provided perquisites to executives that consisted of club membership, a modest auto allowance and reimbursement for temporary housing and relocation. For more information on these perquisites, see the footnotes to the Summary Compensation Table. Effective with the Merger, the named executive officer contracts provide for perquisites consisting of financial planning and tax preparation fees ranging from $6,750 to $10,000 and an annual executive physical of up to $3,000.

  Equity Grant Practices

        Under the Company's insider trading policy, named executive officers, other employees with access to material non-public information about the Company and directors are always prohibited from engaging in transactions in the Company's securities when in possession of material non-public information and are otherwise restricted from engaging in transactions in the Company's securities during black-out periods. The Compensation Committee's policy with respect to equity grants is consistent with the Company's insider trading policy. We have a policy that prohibits all directors, officers, and employees of the Company and its other controlled businesses from entering into short sales of the securities of the Company and its other controlled businesses, and buying or selling exchange-traded options (puts or calls) on the securities of the Company and its other controlled businesses.

  Compensation Risk Assessment

        It is the responsibility of the Compensation Committee to ensure that the Company's policies and practices related to compensation do not encourage excessive risk-taking behavior. The Compensation Committee has worked closely with Aon Hewitt to design a performance-based compensation system that supports the Company's objective to align stockholder and management interests, supports the Company's strategic business plan, and mitigates the possibility of executives taking unnecessary or excessive risks that would adversely impact the Company. The following factors mitigate the risk associated with our compensation programs:

  •
  The Board approves short- and long-term performance objectives for our incentive plans, which we believe are appropriately correlated with stockholder value and use multiple metrics to measure performance;

  •
  The Compensation Committee's discretion to amend final payouts of both short- and long-term incentive plans;

  •
  The use of company-wide performance metrics for both the short- and long-term incentive programs ensure that no single executive has complete and direct influence over outcomes, encouraging decision making that is in the best long-term interest of stockholders;

  •
  The use of equity and cash opportunities with vesting periods to foster retention and alignment of our executives' interests with those of our stockholders;

  •
  Capping the potential payouts under both the short- and long-term incentive plans to eliminate the potential for any windfalls; and

  •
  The use of competitive general and change-in-control severance programs help to ensure that executives continue to work towards the stockholders' best interests in light of potential employment uncertainty.

        Adjusted EBITDA is a non-GAAP financial measure. A reconciliation to the GAAP measures and other information can be found on pages 50 through 52 of the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 16, 2015.

Tax and Accounting Treatment of Compensation

        Under Section 162(m) of the Code, a public company generally may not deduct compensation in excess of $1.0 million paid to any of the named executive officers (other than the Chief Financial Officer); however, the statute exempts qualifying performance-based compensation from the deduction limit when specified requirements are met. In general, we strive to design programs that qualify for this exemption, however, the Compensation Committee may not necessarily limit executive compensation to the amount deductible under Section 162(m) of the Code. In certain situations, the Compensation Committee may approve compensation that will not be deductible in order to ensure competitive levels of total compensation for the named executive officers or for other reasons.

Compensation Committee Report

        Our Compensation Committee is composed of three independent Directors, each of whom meets the independence requirements of NASDAQ listing standards and the rules and regulations of the SEC. The Compensation Committee operates under a written charter adopted by the Board. Our charter can be viewed on the Company's website (www.eldoradoresorts.com), under "Corporate Governance—Committee Charting."

        We have reviewed and discussed the CD&A with the CEO, CFO and COO. Based upon our review and such discussion, we recommended to the Board that the CD&A be included in this disclosure document.

THE COMPENSATION COMMITTEE:

  James B. Hawkins
  Michael E. Pegram
  Roger P. Wagner

        Notwithstanding anything to the contrary herein, the report of the Compensation Committee included in this Proxy Statement shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Summary Compensation Table

        The following table summarizes the total compensation paid to or earned by each of the named executive officers of the Company for the fiscal year ended December 31, 2014. Total compensation paid to or earned by listed named executive officers of the Company under their capacity as employees of Resorts or MTR, as applicable, during the years ended December 31, 2014, 2013 and 2012 are also included. Following the Merger Date, each of the named executive officers of the Company has also served as a named executive officer of Resorts and MTR. The compensation reported in the table below for 2014 reflects the total compensation that the applicable named executive officer received in the periods presented below for services performed for serving as a named executive officer of each of the Company, Resorts and MTR.

Name and Principal Position	Year	Salary	Bonus		Stock Awards(6)	Option Awards(6)	Non-Equity Incentive Plan Compensation		All Other Compensation(3)		Total
(a)	(b)	(c)	(d)		(e)	(f)	(g)		(h)		(i)
Gary L. Carano(1)	2014	$251,539	$200,000	(2)	$—	$—	$—		$3,747		$455,286
Chief Executive Officer	2013	—	—		—	—	—		—		—
	2012	—	—		—	—	—		—		—
Robert M. Jones	2014	$393,558	$250,000	(2)	$—	$—	$—		$17,054		$660,612
Chief Financial Officer	2013	359,615	—		—	—	—		24,074		383,689
	2012	350,000	—		—	—	—		24,649		374,649
Thomas R. Reeg	2014	$427,423	$1,725,000	(2)	$—	$—	$—		$30,970		$2,183,393
President	2013	364,000	100,000	(4)	—	—	—		12,889		476,889
	2012	364,000	100,000		—	—	—		8,224		472,224
Joseph L. Billhimer, Jr.	2014	$523,846	$100,000	(5)	$156,748	$—	$522,000	(7)	$61,046		$1,363,641
Chief Operating Officer	2013	429,231	—		39,006	78,221	156,960		30,014		733,432
	2012	340,000	—		46,116	90,267	511,006		13,171		1,000,560
Anthony L. Carano	2014	$127,088	$200,000	(2)	$—	$—	$—			$(8)	$327,088
	2013	—	—		—	—	—		—		—
	2012	—	—		—	—	—		—		—

(1)
Prior to August 1, 2014, Mr. Gary L. Carano served as the President and Chief Operating Officer of Resorts and HoldCo and General Manager and Chief Executive Officer of Silver Legacy. Mr. Carano received no remuneration from Resorts or HoldCo for services provided prior to August 1, 2014. See "Transactions with Related Persons" for a discussion of remuneration received by Mr. Gary L. Carano in respect of his services as General Manager and Chief Executive Officer of Silver Legacy prior to August 1, 2014.

(2)
Represents bonus amounts paid to Mr. Gary L. Carano, Mr. Jones, Mr. Reeg and Mr. Anthony L. Carano in 2014 in conjunction with the Merger.

(3)
All other compensation for 2014 consists of the following:

Name	Insurance Premiums and Medical Reimbursement	401(k) Match	Tax Services	Club Memberships	Travel Reimbursement and Relocation Expenses	Car Allowance
Gary L. Carano	$1,860	$1,887	$—	$—	$—	$—
Robert M. Jones	$3,476	$2,600	$2,270	$8,708	$—	$—
Thomas R. Reeg	$1,309	$2,600	$—	$—	$27,061	$—
Joseph L. Billhimer, Jr.	$39,387	$2,059	$—	$—	$10,000	$9,600
(4)
Represents a bonus payment to Mr. Reeg in 2013 by Silver Legacy in connection with its restructuring in 2012.

(5)
Bonus amount was paid upon completion of the Merger in accordance with the second amendment to the employment agreement, dated as of March 30, 2011, by and between MTR Gaming Group, Inc. and Joseph L. Billhimer.

(6)
The restricted stock unit ("RSU") awards and stock option awards represent the aggregate grant date fair value computed in accordance with ASC 718-Compensation-Stock Compensation. The RSUs and stock options vested upon consummation of the Merger.

(7)
As to 2014, amount represents the annual incentive compensation (bonus plan) earned but not paid in 2014, and the vesting of cash-based performance awards granted in 2013 and 2014 that had previously not been reported as the amounts had not been earned. The 2014 cash-based performance awards granted in 2014 relate to the achievement of differing levels of performance and are measured by the level of the Company's corporate free cash flow over a two-year performance period, which is defined as calendar years 2014 and 2015. Once the performance awards are earned, they will vest and become payable at the end of the vesting period, which is defined as a one-calendar year following the performance period. The vesting of these cash-based performance awards was a result of the change-in-control provision triggered as a result of the Merger.

(8)
Mr. Anthony Carano received no other compensation payments in 2014.

Grant of Plan Based Awards Table

        The following table sets forth information regarding the grant of Plan based awards made during 2014 to the named executive officers.

All other option awards: Number of securities underlying options (#)
All other stock awards: Number of shares of stock or units (#)
		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards					Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and Option awards(2)
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Gary L. Carano		$	$	$
Robert M. Jones		$	$	$
Thomas R. Reeg		$	$	$
Joseph L. Billhimer, Jr.(1)	1/24/2014	$78,750	$157,500	$315,000				29,800			$156,748
Anthony L. Carano		$	$	$

(1)
On January 24, 2014, the Compensation Committee of MTR Gaming Group, Inc. approved the grant of a total of 29,800 RSUs with a fair value of $5.26 per unit, the NASDAQ official average price per share on that date. A cash-based performance award totaling $157,500 was granted to Mr. Billhimer on January 24, 2014. The RSUs and cash-based performance award vested in connection with the Merger.

  Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

        On September 29, 2014, the Company entered into employment agreements (each, an "Employment Agreement") with each of the named executive officers. The Employment Agreement between the Company and Gary Carano provides for a minimum annual base salary of $700,000, an annual incentive bonus opportunity with a target established at 80% of his base salary, and Gary L. Carano will be considered for long-term incentive awards equal to 90% of his base salary. The Employment Agreements between the Company and Thomas R. Reeg, Joseph L. Billhimer, Jr., Robert M. Jones, and Anthony L. Carano, provide for a minimum annual base salary of $550,000, $525,000, $400,000 and $300,000, respectively, an annual incentive bonus opportunity with a target established at 50% of the applicable executive's base salary, and each of the applicable executives will be considered for long-term incentive awards equal to 60% of the applicable executive's base salary. Each executive is entitled to three weeks paid vacation and reimbursement of certain expenses, including up to a maximum of $3,000 for an annual executive physical program and reasonable financial planning, estate planning and tax preparation fees up to an annual maximum of $10,000 for Gary Carano and up to an annual maximum of $6,750 for the other executives.

        Each Employment Agreement is for a term of three years, with automatic one year renewals unless a notice of non-renewal is provided by either party at least three months before the scheduled renewal date. If a "change of control" (as defined in the applicable Employment Agreement) occurs during the term of an Employment Agreement, the term of such Employment Agreement will be extended to the second year following such change of control, subject to automatic renewal for subsequent periods.

        In the event of a termination of Gary L. Carano's employment without "cause" or if Mr. Carano terminates his employment for "good reason" (each as defined in Mr. Carano's Employment Agreement), Mr. Carano would be entitled to receive (i) a lump-sum payment equal to 1.5 times the sum of his base salary and annual incentive award target, or 2.0 times such amount in the event of such a termination within two years following a change of control, (ii) lump-sum payment of a prorated portion of his actual annual incentive award, if any, or a prorated portion of his annual incentive award target in the event of such a termination within two years following a change of control, (iii) a lump-sum payment equal to 18 months of health benefits coverage, or 24 months if such a termination is within two years following a change of control, and (iv) outplacement services for no more than 18 months and in an amount not to exceed $15,000, or for no more than 24 months and in an amount not to exceed $20,000 if such a termination is within two years following a change of control.

        With respect to each of the other executives, in the event that the Company terminates the executive's employment without "cause" or if such other executive terminates his employment for "good reason" (each as defined in the applicable Employment Agreement), such executive would be entitled to receive (i) his Accrued Rights, (ii) (x) in the case of Messrs. Reeg, Jones, and A. Carano, a lump-sum payment equal to 1.0 times the sum of such executive's base salary and annual incentive award target (or 1.5 times such amount in the event of such a termination within two years following a change of control) and (y) in the case of Mr. Billhimer, continued payment of his base salary for a period of 12 months and a lump-sum payment equal to his annual incentive award at target (or 18 months of continued salary payments and a lump-sum payment equal to 1.5 times his annual incentive award at target in the event of such a termination within two years following a change of control), (iii) lump-sum payment of a prorated portion of such executive's actual annual incentive award for the calendar year that includes the date of the termination, if any, or a prorated portion of such executive's annual incentive award target in the event of such a termination within two years following a change of control, (iv) a lump-sum payment equal to 12 months of health benefits coverage (or 18 months if such a termination is within two years following a change of control), and (v) outplacement services for no more than 12 months and in an amount not to exceed $10,000 (or for no more than 18 months and in an amount not to exceed $15,000 if such a termination is within two years following a change of control). In addition, Mr. Billhimer will be eligible to receive the change in control severance benefits described above if his employment is terminated by the Company without cause or if he terminates his employment for good reason, in either case, on or before September 29, 2015.

        In recognition of the outstanding contributions and efforts of each of Mr. Gary L. Carano, Mr. Jones, Mr. Reeg, and Mr. Anthony L. Carano in connection with the Merger, the Company provided each executive with a discretionary cash bonus in the following respective amounts: $200,000, $250,000, $1,725,000, and $200,000. Mr. Billhimer received a bonus of $100,000 upon completion of the Merger in accordance with the terms of the second amendment to the employment agreement, dated as of March 30, 2011, by and between MTR Gaming Group, Inc. and Joseph L. Billhimer, Jr..

  Outstanding Equity Awards at Fiscal Year-End Table

        As of December 31, 2014, none of the named executive officers, except as noted below, had any outstanding equity awards as no awards were issued after consummation of the Merger.

	Option awards					Stock awards
Name(2)	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(1)	Market value shares or units of stock that have not vested (#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Joseph L. Billhimer, Jr.	46,500			$2.78	5/4/2021
	56,800			$2.44	1/27/2022
	29,600			$3.94	1/25/2023

  Option Exercises and Stock Vested Table

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
(a)	(b)	(c)	(d)	(e)
Joseph L. Billhimer, Jr.			74,200	$337,910

  Potential Payments upon Termination or Change in Control

        The following describes the severance provisions contained in the employment agreements of our named executive officers.

        In the event of the death of a named executive officer, his estate or his beneficiaries would be entitled to receive (i) unpaid salary, accrued and unused vacation, and unreimbursed business expenses through the date of termination (the "Accrued Rights") and (ii) lump-sum payment of a prorated portion of his annual incentive award, at target level.

        Upon a termination of employment due to disability, each of the named executive officers would be entitled to receive (i) his Accrued Rights, (ii) lump-sum payment of a prorated portion of his annual incentive award, at target level, and (iii) a lump-sum payment equal to 12 months of health benefits coverage.

        In the event of a termination of Mr. Gary L. Carano's employment without "cause" or if Mr. Carano terminates his employment for "good reason" (each as defined in Mr. Gary L. Carano's Employment Agreement), Mr. Carano would be entitled to receive (i) his Accrued Rights, (ii) a lump-sum payment equal to 1.5 times the sum of his base salary and annual incentive award target, or 2.0 times such amount in the event of such a termination within two years following a change of control, (iii) lump-sum payment of a prorated portion of his actual annual incentive award, if any, or a prorated portion of his annual incentive award target in the event of such a termination within two years following a change of control, (iv) a lump-sum payment equal to 18 months of health benefits coverage, or 24 months if such a termination is within two years following a change of control, and (v) outplacement services for no more than 18 months and in an amount not to exceed $15,000, or for no more than 24 months and in an amount not to exceed $20,000 if such a termination is within two years following a change of control.

        With respect to each of the other executives, in the event that the Company terminates the executive's employment without "cause" or if any other executive terminates his employment for "good reason" (each as defined in the applicable Employment Agreement), such executive would be entitled to receive (i) his Accrued Rights, (ii) (x) in the case of Messrs. Reeg, Jones, and A. Carano, a lump-sum payment equal to 1.0 times the sum of such executive's base salary and annual incentive award target (or 1.5 times such amount in the event of such a termination within two years following a change of control), and (y) in the case of Mr. Billhimer, continued payment of his base salary for a period of 12 months and a lump-sum payment equal to his annual incentive award target (or 18 months of continued salary payments and a lump-sum payment equal to 1.5 times his annual incentive award at target in the event of such a termination within two years following a change of control), (iii) lump-sum payment of a prorated portion of such executive's actual annual incentive award for the calendar year that includes the date of the termination, if any, or a prorated portion of such executive's annual incentive award target in the event of such a termination within two years following a change of control, (iv) a lump-sum payment equal to 12 months of health benefits coverage (or 18 months if such a termination is within two years following a change of control), and (v) outplacement services and for no more than 12 months and in an amount not to exceed $10,000 (or for no more than 18 months and in an amount not to exceed $15,000 if such a termination is within two years following a change of control). In addition, Mr. Billhimer will be eligible to receive the change in control severance benefits described above if his employment is terminated by the Company without cause or if he terminates his employment for good reason, in either case, on or before September 29, 2015.

Potential Payments upon Termination or Change in Control Table

        The following table describes and quantifies certain compensation that would become payable under existing agreements, plans and arrangements, with named executive officers, if employment was terminated on December 31, 2014, given compensation levels as of such date and, if applicable, based on the Company's closing stock price on that date.

Name	Compensation Components	Voluntary		Involuntary With Cause		Involuntary Without Cause For Good Reason		Death		Disability		Change in Control(12)	Change in Control with Termination
Gary L. Carano	Salary/Bonus	$—	(2)	$—	(2)	$1,050,000	(3)	$50,000	(9)	$—	(2)	$—	$1,400,000	(8)
	Other Benefits	$—		$—		$19,220	(3)	$—		$2,813	(6)	$—	$25,627	(8)
	Options	$—		$—		$—		$—		$—		$—	$—
	Restricted Stock Units	$—		$—		$—		$—		$—		$—	$—
	Cash Awards	$—		$—		$—		$—		$—		$—	$—
TOTAL		$—		$—		$1,069,220		$50,000		$2,813		$—	$1,425,627
Robert M. Jones	Salary/Bonus	$—	(2)	$—	(2)	$400,000	(4)	$50,000	(9)	$—	(2)	$—	$600,000	(7)
	Other Benefits	$—		$—		$12,813	(4)	$—		$2,813	(6)	$—	$19,220	(7)
	Options	$—		$—		$—		$—		$—		$—	$—
	Restricted Stock Units	$—		$—		$—		$—		$—		$—	$—
	Cash Awards	$—		$—		$—		$—		$—		$—	$—
TOTAL		$—		$—		$412,813		$50,000		$2,813		$—	$619,220
Thomas R. Reeg	Salary/Bonus	$—	(2)	$—	(2)	$550,000	(4)	$50,000	(9)	$—	(2)	$—	$825,000	(7)
	Other Benefits	$—		$—		$18,908	(4)	$—		$8,908	(6)	$—	$28,362	(7)
	Options	$—		$—		$—		$—		$—		$—	$—
	Restricted Stock Units	$—		$—		$—		$—		$—		$—	$—
	Cash Awards	$—		$—		$—		$—		$—		$—	$—
TOTAL		$—		$—		$568,908		$50,000		$8,908		$—	$853,362
Joseph L. Billhimer, Jr.	Salary/Bonus	$330,288	(1)	$330,288	(1)	$855,288	(5)	$330,288	(1)	$330,288	(1)	$—	$1,117,788	(7)
	Other Benefits	$—		$—		$25,303	(5)	$1,050,000	(9)	$15,303	(6)	$—	$37,955	(7)
	Options(10)(11)	$419,559		$—		$419,559		$419,559		$419,559		$—	$419,559
	Restricted Stock Units	$—		$—		$—		$—		$—		$—	$—
	Cash Awards	$—		$—		$—		$—		$—		$—	$—
TOTAL		$749,847		$330,288		$1,300,150		$1,799,847		$765,150		$—	$1,575,302
Anthony L. Carano	Salary/Bonus	$—	(2)	$—	(2)	$300,000	(4)	$50,000	(9)	$—	(2)	$—	$450,000	(7)
	Other Benefits	$—		$—		$18,908	(4)	$—		$8,908	(6)	$—	$28,362	(7)
	Options	$—		$—		$—		$—		$—		$—	$—
	Restricted Stock Units	$—		$—		$—		$—		$—		$—	$—
	Cash Awards	$—		$—		$—		$—		$—		$—	$—
TOTAL		$—		$—		$318,908		$50,000		$8,908		$—	$478,362

(1)
Amount represents (i) unpaid base salary, accrued and unused vacation, and unreimbursed business expenses through the date of termination (the "Accrued Rights") and (ii) the annual incentive award earned and approved to be paid with respect to completed fiscal period that preclude the date of termination but have not yet been paid, which was applicable for Mr. Billhimer based on his outstanding payments due under the former MTR annual incentive plan.

(2)
There were no Accrued Rights due as of December 31, 2014.

(3)
Amount represents (i) Accrued Rights, (ii) a lump-sum payment equal to 1.5 times executive's base salary, (iii) a lump-sum payment equal to 18 months of health benefits coverage, and (v) outplacement services for no more than 18 months in an amount not to exceed $15,000.

(4)
Amount represents (i) Accrued Rights, (ii) a lump-sum payment equal to 1.0 times the sum of such executive's base salary, (iii) a lump-sum payment equal to 12 months of health benefits coverage, and (iv) outplacement services for no more than 12 months and in an amount not to exceed $10,000.

(5)
Amount represents (i) Accrued Rights, (ii) the annual incentive award earned and approved to be paid with respect to completed fiscal period that preclude the date of termination but have not yet been paid, which was applicable for Mr. Billhimer based on his outstanding payments due under the former MTR annual incentive plan, (iii) continued payment of his base salary for a period of one year, (iv) a lump-sum payment equal to 12 months of health benefits coverage, and (v) outplacement services for no more than 12 months in an amount not to exceed $10,000. Mr. Billhimer will instead receive the change in control severance benefits described in footnote (7) below if his employment is terminated by the Company without cause or if he terminates his employment for good reason, in either case, on or before September 29, 2015.

(6)
Amount represents a lump-sum payment equal to 12 months of health benefits coverage.

With respect to Mr. Billhimer, the above does not include his Long-Term Disability Payment amount he may be entitled to pursuant to a long-term disability policy that we maintain for his benefit. As disclosed in the Summary Compensation Table under "All Other Compensation", the Company pays an annual premium for such policy in an amount equal to $5,351. The policy entitles Mr. Billhimer to receive 60% of his base salary from the date of his termination until the date he reaches age 65. The Company is solely responsible for the premium and the insurance company is responsible for the continuation of the payments in the event Mr. Billhimer becomes disabled.

(7)
Amounts represent (i) Accrued Rights, (ii) lump-sum payment equal to 1.5 times executives base salary (or 18 months of continued base salary payments in the case of Mr. Billhimer), (iii) lump-sum payment equal to 18 months of health coverage, and (iv) outplacement services for no more than 18 months in an amount not to exceed $15,000, assuming the executive's employment was terminated by the Company without "cause" or by the executive with "good reason" as of December 31, 2014, and that a "change in control" (as defined in the employment agreements) occurred within two years prior to such termination.

(8)
Amounts represent (i) Accrued Rights, (ii) lump-sum payment equal to 2.0 times executives base salary, (iii) lump-sum payment equal to 24 months of health coverage, and (iv) outplacement services for no more than 24 months in an amount not to exceed $20,000, assuming Mr. Carano's employment was terminated by the Company without "cause" or by the executive with "good reason" as of December 31, 2014, and that a "change in control" (as defined in the employment agreement) occurred within two years prior to such termination.

(9)
Amount represents, in the event of death, a life insurance policy specified per the terms of the employment agreement or benefit policy as approved by the Compensation Committee.

(10)
Amount would represent in-the-money value of vested options to purchase common stock based on the closing market price of ERI's common stock on December 31, 2014, of $4.05.

(11)
For option awards issued pursuant to the former MTR long-term incentive plan, in the event that Mr. Billhimer's employment with ERI is terminated by reason of death or disability, Mr. Billhimer or in the case of death, his legal representative (as defined), may exercise the options granted to him, at any time within twelve months, but not thereafter and in no event after the date the award would otherwise have expired. If Mr. Billhimer's employment with the Company is terminated for reasons other than death or disability, Mr. Billhimer may exercise the options granted to him at any time within three months after termination, but not thereafter and in no event after the date the award would otherwise have expired. However, if such relationship is terminated either (a) for cause, or (b) without the consent of the Company, such exercisable options will terminate immediately.

(12)
"Change in Control" is generally defined as (i) an acquisition of more than 50% of the Company's Common Stock by an unaffiliated party, (ii) a majority change in the Board's composition that is not approved by existing directors, (iii) a merger or similar event where our shareholders cease to be the majority owners of the resulting entity or our Board ceases to constitute a majority of the resulting entity Board, or (iv) shareholder approval of a complete liquidation or dissolution of the Company.

PROPOSAL 2
APPROVAL OF THE ELDORADO RESORTS, INC. 2015 EQUITY INCENTIVE PLAN

        The Board has adopted the Eldorado Resorts, Inc. 2015 Equity Incentive Plan (the "Plan"). The Plan became effective as of January 23, 2015, the date the Plan was approved by the Board (subject to the Plan's subsequent approval by the Company's stockholders within twelve months of January 23, 2015). If the Plan is approved by our stockholders, no future equity awards will be made pursuant to the MTR Gaming Group, Inc. 2010 Long Term Incentive Plan (the "Existing Plan"), except that outstanding awards granted under the Existing Plan will continue unaffected after the Effective Date. The Plan, if approved, will expire in 2025. In the event that our stockholders do not approve the Plan, it will not become effective and no awards will be granted under the Plan.

Summary of the Plan

        Set forth below is a summary of the principal features of the Plan. This summary is qualified in its entirety by reference to the terms of the Plan, a copy of which is included in this Proxy Statement as Appendix A.

Why We Believe You Should Vote for this Proposal

        We believe our future success depends in part on our ability to attract, motivate and retain high quality employees, directors and consultants and that the ability to provide equity-based and/or incentive-based awards under the Plan is critical to achieving this success. We would be at a significant competitive disadvantage if we could not use stock-based awards to recruit and compensate these individuals. Replacing equity awards with cash would also increase cash compensation expense and use cash that would be better utilized if reinvested in our businesses or returned to our stockholders.

        The use of our stock as part of our compensation program is also important to our continued success because we believe it fosters a pay-for-performance culture that is an important element of our overall compensation philosophy. Equity compensation aligns the compensation interests of our directors, employees and consultants with the investment interests of our stockholders and promotes a focus on long-term value creation because our equity compensation awards can be subject to vesting and/or performance criteria.

        The Plan permits the granting of (i) stock options, including incentive stock options (or "ISOs") entitling the optionee to favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) stock appreciation rights ("SARs"), (iii) restricted stock, (iv) restricted stock units ("RSUs"), (iv) performance awards, and (v) other awards valued in whole or in part by reference to or otherwise based on our Common Stock ("Other Stock-Based Awards"). Each type of award is described below under "Types of Awards Under the Plan." Each of the awards will be evidenced by an award document setting forth the applicable terms and conditions. Some of the key features of the Plan that reflect our commitment to effective management of equity and incentive compensation are set forth below in this subsection.

        We recognize that equity compensation awards dilute shareholder equity, so we intend to carefully manage our equity incentive compensation. Our equity compensation practices are intended to be competitive and consistent with market practices. If the Plan is not approved, we will be compelled to increase significantly the cash component of our employee compensation, which may not align employee compensation interests with the investment interests of our stockholders as well as the alignment provided by equity based awards. If the Plan is approved, 4,800,000 shares will be available for grant under the Plan. If the Plan is approved, no future awards will be granted under the Existing Plan, except that outstanding awards granted under the Existing Plan will continue unaffected after the Effective Date. Based on the closing price for our Common Stock on April 24, 2015 of $7.00 per share, the aggregate market value as of April 24, 2015, of the 4,800,000 shares proposed to be issued under the Plan was $33.6 million.

Plan Highlights

        Double-Trigger Vesting.    The Plan contains a so-called "double-trigger" vesting provision, which generally provides that awards will not be accelerated upon a change of control of the Company if (i) an acquiror replaces or substitutes outstanding awards in accordance with the requirements of the Plan and (ii) a participant holding the replacement or substitute award is not involuntarily terminated within two years following the change of control.

        Independent Plan Administrator.    The Compensation Committee, which is composed of independent directors, administers the Plan, and retains full discretion to determine the number and amount of awards to be granted under the Plan, subject to the terms of the Plan.

        Reasonable Plan Limits.    Subject to adjustment as described in the Plan, total awards under the Plan are limited to 4,800,000 shares of our Common Stock. These shares may be shares of original issuance or treasury shares or a combination of the foregoing.

        The Plan also provides that, subject to adjustment as described in the Plan:

  •
  no participant will be granted awards (including stock options and SARs) under the Plan for more than 1,000,000 shares of Common Stock during any one fiscal year;

  •
  no participant will be granted a performance award under the Plan that is intended to qualify as "performance-based compensation" under Section 162(m) for more than 250,000 shares of Common Stock in respect of any single performance period; and

  •
  no non-employee member of the Board will be granted awards (including stock options and SARs) under the Plan for more than 250,000 shares of Common Stock during any one fiscal year.

        Stockholder Approval of Material Amendments.    The Plan requires us to seek stockholder approval for any material amendments to the Plan, such as materially increasing benefits accrued to participants and materially increasing the number of shares available.

        Prohibition on the Repricing of Options and SARs.    The Plan prohibits the repricing of outstanding stock options or SARs without stockholder approval (outside of certain corporate transactions or adjustment events described in the Plan). We have never repriced underwater stock options or SARs.

        No Transfers of Awards for Value.    The Plan requires that no awards granted under the Plan may be transferred for value, subject to exceptions for certain familial transfers.

        No Discounted Stock Options or SARs.    The Plan requires that the exercise price for newly-issued stock options or SARs be at least 100% of the per share "fair market value" (as defined in the Plan) on the date of grant.

        Prohibition of Dividends or Dividend Equivalents on Unvested Performance Awards.    The Plan prohibits the current payment of dividends or dividend equivalents with respect to shares underlying performance-based awards prior to the achievement of the applicable performance objectives. Any such dividends or dividend equivalents will be deferred until and contingent upon the achievement of the underlying performance objectives.

Section 162(m)

        The Code limits to $1.0 million per year the deduction allowed for federal income tax purposes for compensation paid to the Chief Executive Officer and certain other highly compensated executive officers of public companies (the "Deduction Limit"). The Deduction Limit applies to compensation that does not qualify for any of a limited number of exceptions. The Deduction Limit does not apply to compensation paid under a stockholder-approved plan that meets certain requirements for "qualified performance-based compensation." The Compensation Committee considers the benefits Section 162(m) of the Code provides for federal income tax purposes and other relevant factors when determining executive compensation. However, the Compensation Committee may, from time to time, approve compensation that is not deductible under Section 162(m) of the Code if it determines that it is in our best interest not to do so.

  Purpose

        The Plan authorizes the Compensation Committee, or another committee designated by the Board and made up of two or more non-employee directors and outside directors (as applicable, the "Committee"), to provide equity-based or other incentive-based compensation for the purpose of attracting and retaining directors, employees and certain consultants and providing our directors, employees and such consultants incentives and rewards for superior performance.

        The Plan is designed to comply with the requirements of applicable federal and state securities laws, and the Code, including allowing us to issue awards that may comply with the performance-based exclusion from the deduction limitations under Section 162 (m) of the Code.

  Shares Subject to the Plan

        The Board has authorized the issuance of 4,800,000 shares of our Common Stock in connection with awards pursuant to the Plan. No more than 4,800,000 of the total number of shares available for issuance under the Plan may be issued upon the exercise of ISOs. The number of shares with respect to awards (including options and SARs) that may be granted under the Plan to any individual participant in any single fiscal year may not exceed 1,000,000 shares (with grants to non-employee directors limited to 250,000 shares), and the maximum number of shares that may be paid to any individual participant in connection with awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code in respect of a single performance period may not exceed 1,000,000 shares (or the cash equivalent of such shares), each as subject to potential adjustment as described in the Plan.

        Any shares of our Common Stock covered by an award granted under the Plan, which for any reason is canceled, forfeited or expires or, in the case of an award other than a stock option, is settled in cash, will again be available for awards under the Plan. In addition, (i) shares not issued or delivered as a result of the net settlement of an outstanding stock option or SAR (ii) shares used to pay the exercise price or withholding taxes related to an outstanding award, and (iii) shares repurchased by the Company using proceeds realized by the Company in connection with a participant's exercise of an option or SAR, will again become available for grant.

        Subject to the Plan's share counting rules, Common Stock covered by awards granted under the Plan will not be counted as used unless and until the shares are actually issued or transferred. However, Common Stock issued or transferred under awards granted under the Plan in substitution for or conversion of, or in connection with an assumption of, stock options, SARs, restricted stock, RSUs or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with us or any of our subsidiaries will not count against (or be added back to) the aggregate share limit or other Plan limits described above. Additionally, shares available under certain plans that we or our subsidiaries may assume in connection with corporate transactions from another entity may be available for certain awards under the Plan, under circumstances further described in the Plan, but will not count against the aggregate share limit or other Plan limits described above. The various limits described above are subject to potential adjustment as described in the Plan.

  Plan Administration

        The Plan is administered by the Committee. The Committee generally may select eligible employees to whom awards are granted, determine the types of awards to be granted and the number of shares covered by awards and set the terms and conditions of awards. The Committee's determinations and interpretations under the Plan will be binding on all interested parties. The Committee may delegate to a subcommittee or to officers certain authority with respect to the granting of awards other than awards to certain officers and directors as specified in the Plan.

  Eligibility

        Awards may be made by the Committee to any of our employees or certain qualifying consultants, or to employees or certain qualifying consultants of our affiliates, or non-employee directors who are members of the Board or the board of directors of our affiliates; provided that ISOs may only be granted to our employees or employees of our affiliates. Currently, there are approximately 20 individuals whom we believe would be eligible to participate in the Plan subject to any necessary approvals by the Committee.

  No Repricing Without Shareholder Approval

        Except in connection with a corporate transaction or other adjustment event described in the Plan, repricing of underwater options and SARs is prohibited without stockholder approval under the Plan.

  Types of Awards Under the Plan

        Stock Options.    Option rights may be granted that entitle the optionee to purchase shares of our Common Stock at a price not less than (except with respect to Substitute Awards described below) fair market value at the date of grant, and may be ISOs, nonqualified stock options, or combinations of the two. Stock options granted under the Plan will be subject to such terms and conditions, including exercise price and conditions and timing of exercise, as may be determined by the Committee and specified in the applicable award agreement. Payment in respect of the exercise of an option granted under the Plan may be made (i) in cash or its equivalent, or (ii) in the discretion of the Committee, by exchanging shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least six months), or (iii) in the discretion of the Committee and subject to such rules as may be established by the Committee and applicable law, either through delivery of irrevocable instructions to a broker to sell the shares being acquired upon exercise of the option and to deliver promptly to us an amount equal to the aggregate exercise price or (iv) in the discretion of the Committee and subject to any conditions or limitations established by the Committee, by having us withhold from shares otherwise deliverable an amount equal to the aggregate option exercise price, or (v) by a combination of the foregoing, or (vi) by such other methods as may be approved by the Committee, provided that the combined value of all cash and cash equivalents and the fair market value of such shares so tendered to us or withheld as of the date of such tender or withholding is at least equal to the aggregate exercise price of the option. No stock option may be exercisable more than 10 years from the date of grant.

        Stock Appreciation Rights.    SARs granted under the Plan will be subject to such terms and conditions, including grant price and the conditions and limitations applicable to exercise thereof, as may be determined by the Committee and specified in the applicable award agreement. SARs may be granted in tandem with another award, in addition to another award, or freestanding and unrelated to another award. A SAR will entitle the participant to receive an amount equal to the excess of the fair market value of a share on the date of exercise of the SAR over the grant price thereof (which may not be (except with respect to Substitute Awards described below) less than fair market value on the date of grant). The Committee, in its sole discretion, will determine whether a SAR will be settled in cash, shares or a combination of cash and shares. No SAR may be exercisable more than 10 years from the date of grant.

        Restricted Stock and Restricted Stock Units.    Restricted stock and RSUs granted under the Plan will be subject to such terms and conditions, including the duration of the period during which, and the conditions, if any, under which, the restricted stock and restricted stock units may be forfeited to us, as may be determined by the Committee in its sole discretion. Each RSU will have a value equal to the fair market value of a share of our Common Stock. RSUs will be paid in cash, shares, other securities or other property, as determined by the Committee in its sole discretion, upon or after the lapse of the restrictions applicable thereto or otherwise in accordance with the applicable award agreement. Dividends paid on any Restricted Stock or dividend equivalents paid on any RSUs will be paid directly to the participant, withheld by us subject to vesting of the Restricted Stock or RSUs under the terms of the applicable award agreement, or may be reinvested in additional Restricted Stock or in additional RSUs, as determined by the Committee in its sole discretion.

        Performance Awards.    Performance awards granted under the Plan will consist of a right which is (i) denominated in cash or shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee will establish, and (iii) payable at such time and in such form as the Committee will determine. Subject to the terms of the Plan and any applicable award agreement, the Committee will determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award and the amount and kind of any payment or transfer to be made pursuant to any performance award. Performance awards may be paid in a lump sum or in installments following the close of the performance period (as set forth in the applicable award agreement) or, in accordance with procedures established by the Committee, on a deferred basis. The Committee may require or permit the deferral of the receipt of performance awards upon such terms as the Committee deems appropriate and in accordance with Section 409A of the Code.

        Other Stock-Based Awards.    In addition to the foregoing types of awards, the Committee will have authority to grant to participants an "other stock-based award" (as defined in the Plan), which will consist of any right which is (i) not a stock option, SAR, restricted stock or RSU or performance award and (ii) an award of shares or an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our Common Stock (including, without limitation, securities convertible into shares of our Common Stock), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable award agreement, the Committee will determine the terms and conditions of any such other stock-based award, including the price, if any, at which securities may be purchased pursuant to any other stock-based award granted under the Plan.

        Dividend Equivalents.    In the sole discretion of the Committee, an award (other than options or SARs), whether made as another stock-based award or as any other type of award issuable under the Plan, may provide the participant with the right to receive dividends or dividend equivalents, payable in cash, shares, other securities or other property and on a current or deferred basis. However, for awards with respect to which any applicable performance criteria or goals have not been achieved, dividends and dividend equivalents may be paid only on a deferred basis, to the extent the underlying award vests.

  Performance Criteria

        The Plan requires that the Committee establish measurable "Performance Criteria" for purposes of any award under the Plan that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code. The Performance Criteria that will be used to establish such performance goal(s) will be based on one or more, or a combination of, the following: (i) return on net assets; (ii) pretax income before allocation of corporate overhead and bonus; (iii) budget; (iv) net income; (v) division, group or corporate financial goals; (vi) return on stockholders' equity; (vii) return on assets; (viii) return on capital; (ix) revenue; (x) profit margin; (xi) earnings per Share; (xii) net earnings; (xiii) operating earnings; (xiv) free cash flow; (xv) attainment of strategic and operational initiatives; (xvi) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; (xvii) market share; (xviii) gross profits; (xix) earnings before interest and taxes; (xx) earnings before interest, taxes, depreciation and amortization; (xxi) operating expenses; (xxii) capital expenses; (xxiii) enterprise value; (xxiv) equity market capitalization; (xxv) economic value-added models and comparisons with various stock market indices; or (xxvi) reductions in costs. To the extent required under Section 162(m) of the Code, the Committee will, not later than the 90th day of a performance period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such performance period. Performance awards can be granted that either are intended to or not intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

  Amendments

        The Board may amend the Plan from time to time without further approval by our stockholders, except where (i) the amendment would materially increase the benefits accruing to participants under the Plan, (ii) the amendment would materially increase the number of securities which may be issued under the Plan, or (iii) stockholder approval is required by applicable law or securities exchange rules and regulations, and provided that no such action that would materially impair the rights of any participant with respect to awards previously granted under the Plan will be effective without the participant's consent.

  Transferability

        Each award, and each right under any award, will be exercisable only by the participant during the participant's lifetime, or, if permissible under applicable law, by the participant's guardian or legal representative, and no award may be sold, assigned, pledged, attached, alienated or otherwise transferred or encumbered by a participant, other than by will or by the laws of descent and distribution, and any such purported sale, assignment, pledge, attachment, alienation, transfer or encumbrance will be void and unenforceable against us or any affiliate; provided that the designation of a beneficiary will not constitute a sale, assignment, pledge, attachment, alienation, transfer or encumbrance. In no event will any award granted under the Plan be transferred for value. However, the Committee may permit the transferability of an award under the Plan by a participant to certain members of the participant's immediate family or trusts for the benefit of such persons or other entities owned by such persons.

  Adjustments

        The number and kind of shares covered by outstanding awards and available for issuance or transfer (and Plan limits) under the Plan and, if applicable, the prices per share applicable thereto, are subject to adjustment in the event of dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of ours, issuance of warrants or other rights to purchase our shares or other securities, or other corporate transaction or event. In the event of any such transaction, the Committee may, in its discretion, adjust to prevent dilution or enlargement of benefits (i) the number of our shares or other securities (or number and kind of other securities or property) with respect to which awards may be granted, (ii) the number of our shares or other securities of (or number and kind of other securities or property) subject to outstanding awards, and (iii) the grant or exercise price with respect to any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award in consideration for the cancellation of such award, which, in the case of options and SARs will equal the excess, if any, of the fair market value of the shares subject to such options or SARs over the aggregate exercise price or grant price of such options or SARs. However, such adjustment to the Plan limits will be made only if and to the extent that such adjustment would not cause any ISO to fail to so qualify.

  Change of Control

        Unless a replacement award (as defined in the Plan) is provided to the participant and unless otherwise (i) determined by the Committee at the date of grant, or (ii) set forth in the applicable award agreement, in the event of a Change in Control (as defined in the Plan), each then outstanding Option and Stock Appreciation Right will become fully vested and exercisable and the restrictions applicable to each outstanding Restricted Stock award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award will lapse and the award will be fully vested (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting). Unless otherwise provided in the Plan, and at the discretion of the Committee, a spin-off of a division or subsidiary of the Company to its stockholders will not constitute a Change in Control.

        With respect to a replacement award held by a participant during the two year period after a Change in Control, upon the termination of employment or service by the Company without Cause or termination of employment by the participant for Good Reason (each, as defined in the Plan, unless otherwise defined in an applicable award agreement or individual employment, severance, or similar agreement), (i) all Replacement Awards held by the participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (ii) all Options and Stock Appreciation Rights held by the participant immediately before such termination of employment that the participant also held as of the date of the Change in Control or that constitute Replacement Awards will remain exercisable for a period of 90 days following the Involuntary Termination or until the expiration of the stated term of the Option or Stock Appreciation Right, whichever period is shorter (subject to any longer period of exercisability that may be provided in the applicable award agreement).

        Unless otherwise provided in the Plan or an award agreement, to the extent any Plan or award agreement provision would cause a payment of deferred compensation upon a Change in Control or termination of service that is subject to Section 409A of the Code, then payment will not be made unless the provisions comply with Section 409A of the Code. Any payment that would have been made but for the application of the preceding sentence will be made in accordance with the payment schedule that would have applied in the absence of a Change in Control or termination of employment or service, but disregarding any future service or performance requirements.

  Withholding Taxes

        A participant may be required to pay to us, and, subject to Section 409A of the Code, we will have the right and are authorized to withhold from any award, from any payment due or transfer made under any award or under the Plan or from any compensation or other amount owing to a participant the amount (in cash, shares, other securities, other awards or other property) of any applicable withholding taxes in respect of an award, its exercise, or any payment or transfer under an award or under the Plan and to take such other action as may be necessary in our opinion to satisfy all obligations for the payment of such taxes. In the discretion of the Committee and subject to such rules as the Committee may adopt, a participant may satisfy, in whole or in part, the withholding liability by delivery of shares owned by the participant (which are not subject to any pledge or other security interest and which have been owned by the participant for at least six months) with a fair market value equal to such withholding liability or by having us withhold from the number of shares otherwise issuable upon the occurrence of a vesting event a number of shares with a fair market value equal to such withholding liability.

  Detrimental Activity and Recapture Provisions

        Any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment of any gain related to an award, or other provisions intended to have a similar effect, upon terms and conditions determined by the Committee, if a participant, either during (i) his or her employment or other service with us or an affiliate or (ii) within a specific period after termination of employment or service, engages in any "detrimental activity" (as defined in such award agreement). In addition, any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to us of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time or under Section 10D of the Exchange Act, or the rules of any national securities exchange or national securities association on which our Common Stock is traded.

  Termination

        No grant will be made under the Plan more than 10 years after January 23, 2015 (the date on which the Plan was approved by the Board), but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the Plan.

Federal Income Tax Consequences Relating to Awards

        The following is a brief summary of some of the federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect on the date hereof. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for Plan participants, is not intended to be complete and does not describe federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local or foreign tax consequences. The following is not to be considered as tax advice to any persons who may be participants in the Plan, and any such persons are advised to consult with their own tax counsel.

  Tax Consequences to Participants

        Non-qualified Stock Options.    In general, (i) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (ii) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss), depending on how long the shares have been held.

        Incentive Stock Options.    No income generally will be recognized by an optionee upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If shares of our Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

        If shares of our Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss), depending on the holding period.

        Stock Appreciation Rights.    No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our Common Stock received on the exercise.

        Restricted Stock.    The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

        Restricted Stock Units.    No income generally will be recognized upon the award of RSUs. The recipient of an RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of our Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.

        Performance Awards.    No income generally will be recognized upon the grant of performance awards. Upon payment in respect of the earn-out of performance awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our Common Stock received.

  Tax Consequences to Us or Our Subsidiaries

        To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

  Compliance with Section 162(m) of the Code

        The Plan is designed to enable us to provide certain forms of performance-based compensation to executive officers that may be able to meet the requirements for tax deductibility under Section 162(m) of the Code. The Compensation Committee considers the benefits Section 162(m) of the Code provides for federal income tax purposes and other relevant factors when determining executive compensation. However, the Compensation Committee may, from time to time, approve compensation that is not deductible under Section 162(m) of the Code if it determines that it is in our best interest not to do so.

  Compliance with Section 409A of the Code

        To the extent applicable, it is intended that the Plan and any grants made thereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The Plan and any grants made under the Plan will be administered in a manner consistent with this intent. Any reference in the Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

Registration with the SEC

        We filed a Registration Statement on Form S-8 on April 3, 2015 relating to the issuance of shares of our Common Stock under the Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

Equity Compensation Plan Information

        The following table sets forth information as of December 31, 2014 regarding shares of the Common Stock to be issued upon exercise and the weighted-average exercise price of all outstanding options, warrants and rights granted under the Company's Existing Plan, as well as the number of shares available for issuance under such plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (c)
Equity compensation plans approved by security holders(1)	398,200	$7.88	1,747,759
Equity compensation plans not approved by security holders	0	0	0

(1)
Following approval of the Plan by our stockholders, no future equity awards will be made pursuant to the Existing Plan. However, outstanding awards granted under the Existing Plan will continue unaffected after the Effective Date.

        The following table sets forth information as of April 24, 2015 regarding shares of the Common Stock to be issued upon exercise and the weighted-average exercise price of all outstanding options, warrants and rights granted only under the Existing Plan, as well as the number of shares available for issuance under such plan. Please see the "New Plan Benefits" section for information on the grants made under the new Plan, subject to shareholder approval.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (c)
Equity compensation plans approved by security holders(1)	272,200	$5.68	1,873,759
Equity compensation plans not approved by security holders	0	0	0

(1)
Following approval of the Plan by our stockholders, no future equity awards will be made pursuant to the Existing Plan. However, outstanding awards granted under the Existing Plan will continue unaffected after the Effective Date.

New Plan Benefits

        The following reflects time-based restricted stock unit grants made under the Plan in January 2015, subject to shareholder approval of the Plan. All future awards to directors, executive officers, and employees will be made at the discretion of the Compensation Committee. Therefore, we cannot determine future benefits for any other awards under the Plan at this time.

Name and Position	Number of Units(1)
Gary L. Carano, Chairman of the Board and Chief Executive Officer	75,517
Thomas R. Reeg, President	39,556
Robert M. Jones, Chief Financial Officer	28,768
Joseph L. Billhimer, Chief Operating Officer	37,758
Anthony L. Carano, General Counsel	21,576
Executive Group	203,175
Non-Executive Director Group	139,628
Non-Executive Officer Employee Group

(1)
On January 23, 2015, each of the named executive officers received time-based restricted stock unit grants ("RSUs") that will vest and become non-forfeitable upon the third anniversary of the date of grant. Unvested RSUs will vest immediately upon (x) the termination of employment if such termination is without cause, for good reason, or due to the death or the disability of the reporting person and (y) consummation of a change of control of the Company.

        The following reflects performance-based restricted stock unit grants made under the Plan in January 2015, subject to shareholder approval of the Plan. All future awards to directors, executive officers, and employees will be made at the discretion of the Compensation Committee. Therefore, we cannot determine future benefits for any other awards under the Plan at this time.

Name and Position	Number of Units(1)
Gary L. Carano, Chairman of the Board and Chief Executive Officer	75,517
Thomas R. Reeg, President	39,556
Robert M. Jones, Chief Financial Officer	28,768
Joseph L. Billhimer, Chief Operating Officer	37,758
Anthony L. Carano, General Counsel	21,576
Executive Group	203,175
Non-Executive Director Group	139,628
Non-Executive Officer Employee Group

(1)
On January 23, 2015, each of the named executive officers received performance RSUs that are subject to a one-year performance period, with a two-year additional vesting requirement for a total of three years from grant date to vesting/payment date. Earned but unvested performance RSUs will immediately vest upon (x) the termination of employment if such termination is without cause, for good reason, or due to the death or the disability of the reporting person and (y) consummation of a change of control of the Company. Unearned performance RSUs will immediately vest, under the same termination scenarios as earned RSUs, in the amount of RSU shares as determined at the later of (i) the date of termination or (ii) the Compensation Committee determination with respect to review of the performance goal achievement levels for the amount of RSUs that were to be earned. The amount of RSUs that will vest must be determined after the amount that is earned is determined.

Vote Required

        The affirmative vote of a majority in voting power of our Common Stock represented in person or by proxy and entitled to vote is required for the approval of the Eldorado Resorts, Inc. 2015 Equity Incentive Plan.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ELDORADO RESORTS, INC. 2015 EQUITY INCENTIVE PLAN.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

        The Board has selected the firm of Ernst & Young LLP ("EY") to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015, subject to ratification by the stockholders.

        The following table presents fees incurred for professional services rendered by EY to ERI during the year ended December 31, 2014 and Resorts during the year ended December 31, 2013.

	2014	2013
Audit fees(a)	$2,747,167	$453,123
Audit-related fees(b)	797101	691,943
Tax fees(c)	275,122	5,000
Other fees	—	—

Total Fees	$3,819,390	$1,150,066

(a)
Audit fees for 2014 and 2013 represent audit fees and related expenses for professional services rendered for the audit of ERI's and Resort's annual consolidated financial statements, the review of our quarterly financial statements included in ERI's Quarterly Report on Form 10-Q or reports provided by Resorts to the trustee and holders of its Senior Secured Notes, and the audit of our internal control over financial reporting. Audit fees also represent fees for professional services rendered for statutory and subsidiary audits.

(b)
Audit-related fees for 2014 and 2013 represent fees related to various purchase accounting matters associated with the Merger including the filing of registration statements.

(c)
The tax fees for 2014 and 2013 represent fees for tax compliance and other services related to the Merger.

        The services provided by EY subsequent to September 19, 2014 were approved in advance by the Company's Audit Committee.

        The Audit Committee's charter provides for the pre-approval of audit and non-audit services performed by the Company's independent registered public accounting firm. Under the charter, the Audit Committee may pre-approve specific services, including fee levels, by the independent registered public accounting firm in a designated category (audit, audit-related, tax services and all other services). The Audit Committee may delegate, in writing, this authority to one or more of its members, provided that the member or members to whom such authority is delegated must report their decisions to the Audit Committee at its next scheduled meeting. All audit, tax and other services provided by EY are pre-approved by the Audit Committee.

        It is expected that a member of EY will be present at the Annual Meeting and will be available to respond to appropriate questions.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015.

Report of the Audit Committee

        The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the consolidated financial statements of the Company. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are "independent," as required by applicable listing standards of NASDAQ and the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The Audit Committee operates pursuant to an Audit Committee Charter that was adopted in September 2014. As set forth in the Audit Committee Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's consolidated financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent registered public accounting firm is responsible for auditing the Company's consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the U.S. In addition, the Company's independent registered public accounting firm expresses an opinion on the effectiveness of the Company's internal controls over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

        As part of its responsibility to monitor and oversee the Company's internal controls over financial reporting, beginning in September 2014, the Audit Committee received and reviewed periodic reports and updates from the Company's management and the Company's independent registered public accounting firm on the Company's compliance with its obligations relating to documenting and testing its internal controls over financial reporting. The Audit Committee also discussed with management, and the Company's independent registered public accounting firm, management's assessment of the effectiveness of the Company's internal controls over financial reporting, which was included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

        In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the Company's independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T. The Audit Committee met with the Company's independent registered public accounting firm, with and without management present, to discuss the results of their examinations. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB regarding the independent registered public accounting firm's communication with the Audit Committee concerning independence, including the PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, as currently in effect, and has discussed with the independent registered public accounting firm that firm's independence.

        The members of the Audit Committee are not full-time employees of the Company and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's consolidated financial statements has been carried out in accordance with the audit standards of the PCAOB, that the consolidated financial statements are presented in accordance with generally accepted accounting principles or that the Company's independent registered public accounting firm is in fact "independent."

        Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

        Submitted by the Audit Committee of the Company's Board,

  David P. Tomick (Chairman)
  Michael E. Pegram
  James B. Hawkins

PROPOSAL 4

ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

        Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's rules. This proposal, which is commonly referred to as "say-on-pay," gives stockholders the opportunity, on an advisory basis, to either approve, reject or abstain from voting with respect to such compensation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal 5.

        Our executive compensation program is designed to enhance stockholder value by focusing on the specific performance metrics that drive enterprise value; attract, motivate and retain highly-qualified executives committed to the Company's long-term success; and provide fair competitive salaries relative to their peers and actual performance. To that end, we provide a program of cash and equity-based awards to promote executive continuity, to align the interests of the Company's executives with those of our stockholders and to reward executives for superior performance, as measured by both financial and nonfinancial metrics.

        We urge stockholders to read the "Compensation Discussion and Analysis" section of this proxy statement beginning on page 17, which describes the Company's executive compensation programs and the decisions made by the Compensation Committee and the Board of Directors with respect to the year ending December 31, 2014.

        The Company is asking stockholders to approve the following advisory resolution at the 2015 Annual Meeting:

        "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company's 2015 proxy statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion contained therein, is hereby approved."

        Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions of the Company, the Board or the Compensation Committee; it will not create or imply any change to the fiduciary duties of, or create or imply any additional duties for, the Company, the Board or the Compensation Committee; and it will not restrict or limit the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. Although non-binding, the Board and the Compensation Committee will review and consider the voting results in their entirety when making future decisions regarding our executive compensation program.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ADVISORY RESOLUTION REGARDING THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 5

ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

        Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote, on a non-binding, advisory basis, as to how frequently we should seek future advisory votes on the compensation of our named executive officers. Stockholders may vote for a frequency of every one, two or three years, or may abstain.

        The Board has determined that an annual advisory vote on executive compensation is the most appropriate policy for the Company at this time because it allows stockholders to provide current input on our policies and practices for compensation of our named executive officers. Therefore, the Board recommends that you vote for the advisory vote on executive compensation to occur annually.

        The advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Company and the Board of Directors. We recognize that stockholders may have different views as to what is an appropriate frequency for advisory votes on executive compensation and we look forward to hearing from our stockholders as to their preferences. The Board and the Compensation Committee will carefully consider the outcome of the vote; however, when considering the frequency of future advisory votes on executive compensation, the Board may decide that it is in the Company's best interests and in the best interests of our stockholders to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.

        Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, three years or abstaining from the vote, when voting in response to the resolution set forth below.

        "RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company's named executive officers as disclosed in the Company's 2015 proxy statement should be every year, every two years, or every three years."

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE OPTION OF ONCE "EVERY YEAR" AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES ON EXECUTIVE COMPENSATION.

        The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board.

OTHER MATTERS

Stockholder Proposals for Next Meeting

        Proposals of stockholders intended for inclusion in the proxy statement for the Annual Meeting of Stockholders to be held in 2016 must be received by the Company's executive offices not later than December 31, 2015. Proponents should submit their proposals by Certified Mail-Return Receipt Requested. Proposals received after that date will be deemed untimely.

        In order for a stockholder to present timely a proposal or other business for consideration by our stockholders at the 2016 Annual Meeting of Stockholders, a stockholder's written notice must be delivered to or mailed and received at the principal executive offices of the Company no earlier than the close of business on February 11, 2016, nor later than the close of business on March 13, 2016, as required under the applicable provisions of our Amended and Restated Bylaws (the "Bylaws"). Not less than sixty days prior to the date of the next meeting of stockholders called for the election of directors ("Election Meeting"), a stockholder who intends to make a nomination of a candidate for election as director of the Company at the Election Meeting shall, as required by the Bylaws, deliver to the Secretary of the Company a notice setting forth (a) the name, age, business address and the residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of capital stock of the Company which are beneficially owned by each such nominee, and (d) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies for the election of such nominees. Such notice shall include a signed consent of each such nominee to serve as a director of the corporation, if elected. This notice requirement does not apply to stockholder proposals properly submitted for inclusion in our proxy statements in accordance with the rules of the Securities and Exchange Commission and stockholder nominations of director candidates which must comply with the Nominating and Governance Committee Charter described elsewhere in this Proxy Statement.

Notice Regarding Abandoned Property Law of New York State

        The Company has been informed by its transfer agent, Continental Stock Transfer & Trust Company (the "Transfer Agent"), that New York State now requires the Company's Transfer Agent to report and escheat all shares held by the Company's record stockholders if there has been no written communication received from the stockholder for a period of five years. This regulation pertains specifically to corporate issuers who do not pay dividends and their stockholders with New York, foreign or unknown addresses. The law mandates escheatment of shares even though the certificates are not in the Transfer Agent's possession, and even though the stockholder's address of record is apparently correct.

        The Transfer Agent has advised the Company that the law requires the Transfer Agent to search its records as of June 30 each year in order to determine those New York resident stockholders from whom it has had no written communication within the past five years. Written communication would include transfer activity, voted proxies, address changes or other miscellaneous written inquiries. For those stockholders who have not contacted the Transfer Agent in over five years, a first-class letter must be sent notifying them that their shares will be escheated in November if they do not contact the Transfer Agent in writing prior thereto. All written responses will be entered in the Transfer Agent's files, but those who do not respond will have their shares escheated. Stockholders will be able to apply to New York State for the return of their shares.

        Accordingly, stockholders that may be subject to New York's Abandoned Property Law should make their inquiries and otherwise communicate, with respect to the Company, in writing. Stockholders should contact their attorneys with any questions they may have regarding this matter.

Information Accompanying this Proxy Statement

        The Company's Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission on March 16, 2015, accompanies this Proxy Statement and is being furnished to each person solicited in connection with the June 23, 2015 annual meeting of the Company's stockholders.

No Other Business

        Management is not aware at this date that any other business matters will come before the meeting. If, however, any other matters should properly come before the meeting, it is the intention of the persons named in the proxy to vote thereon in accordance with their judgment.

April 30, 2015	ELDORADO RESORTS, INC.

Anthony L. Carano, Secretary

Appendix A

ELDORADO RESORTS, INC.
2015 EQUITY INCENTIVE PLAN

ELDORADO RESORTS, INC.
2015 EQUITY INCENTIVE PLAN

        Section 1.    Purpose.    The purposes of this Eldorado Resorts, Inc. 2015 Equity Incentive Plan are to promote the interests of Eldorado Resorts, Inc. and its stockholders by (a) attracting and retaining employees and directors of, and certain consultants to, the Company and its Affiliates; (b) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and/or (c) enabling such individuals to participate in the long-term growth and financial success of the Company.

        Section 2.    Definitions.    As used in the Plan, the following terms shall have the meanings set forth below:

        "Affiliate" shall mean any entity (i) that, directly or indirectly, is controlled by, controls or is under common control with, the Company or (ii) in which the Company has a significant equity interest, in either case as determined by the Committee.

        "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Other Stock-Based Award or Performance Compensation Award made or granted from time to time hereunder.

        "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant. An Award Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company.

        "Board" shall mean the Board of Directors of the Company.

        "Cause" as a reason for a Participant's termination of employment or service shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between the Participant and the Company or a subsidiary of the Company. If the Participant is not a party to an employment, severance or similar agreement with the Company or a subsidiary of the Company in which such term is defined, then unless otherwise defined in the applicable Award Agreement, "Cause" shall mean (i) persistent neglect or negligence in the performance of the Participant's duties; (ii) conviction (including pleas of guilty or no contest) for any act of fraud, misappropriation or embezzlement, or for any criminal offense related to the Company, any Affiliate or the Participant's service; (iii) any deliberate and material breach of fiduciary duty to the Company or any Affiliate, or any other conduct that leads to the material damage or prejudice of the Company or any Affiliate; or (iv) a material breach of a policy of the Company or any Affiliate, such as the Company's code of conduct.

        "Change in Control" shall mean the occurrence of any of the following events:

          (a)   the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of members of the Board (the "Voting Power") at such time; provided that the following acquisitions shall not constitute a Change in Control: (i) any such acquisition directly from the Company; (ii) any such acquisition by the Company; (iii) any such acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries; or (iv) any such acquisition pursuant to a transaction that complies with clauses (i), (ii) and (iii) of paragraph (c) below; or

          (b)   individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason (other than death or disability) to constitute at least a majority of the Board;

  provided, that any individual becoming a director subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual was a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (c)   consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Voting Power immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such transaction (including, without limitation, an entity that, as a result of such transaction, owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership immediately prior to such transaction of the securities representing the Voting Power, (ii) no Person (excluding any entity resulting from such transaction or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such transaction) beneficially owns, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock of the entity resulting from such transaction, or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to such transaction, and (iii) at least a majority of the members of the board of directors of the entity resulting from such transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board providing for such transaction; or

          (d)   approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation that is subject to Section 409A of the Code, then, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in paragraph (a), (b), (c) or (d) above, with respect to such Award, shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a "change in control event," as defined in Treasury Regulation §1.409A-3(i)(5).

        "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        "Committee" shall mean the Compensation Committee of the Board (or its successor(s)), or any other committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is required to be a "Non-Employee Director" (within the meaning of Rule 16b-3) and an "outside director" (within the meaning of Section 162(m) of the Code) to the extent Rule 16b-3 and Section 162(m) of the Code, respectively, are applicable to the Company and the Plan.

        "Company" shall mean Eldorado Resorts, Inc., together with any successor thereto.

        "Disability" shall mean a physical or mental disability or infirmity that prevents the performance by the Participant of his or her duties lasting (or likely to last, based on competent medical evidence presented to the Company) for a continuous period of six months or longer.

        "Effective Date" shall have the definition as set forth in Section 18(a) of the Plan.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Existing Plan" shall mean the MTR Gaming Group, Inc. 2010 Long Term Incentive Plan.

        "Fair Market Value" shall mean (i) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (ii) with respect to Shares, as of any date, the closing sale price (excluding any "after hours" trading) of the Shares on the date of grant or the date of calculation, as the case may be, on the stock exchange or over the counter market on which the Shares are principally trading on such date (or on the last preceding trading date if Shares were not traded on such date) if the Shares are readily tradable on a national securities exchange or other market system, and if the Shares are not readily tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Shares.

        "Good Reason" as a reason for a Participant's termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between the Participant and the Company or a subsidiary of the Company. If the Participant is not a party to an employment, severance or similar agreement with the Company or a subsidiary of the Company in which such term is defined, then unless otherwise defined in the applicable Award Agreement, "Good Reason" shall mean (i) a material diminution in the Participant's base salary from the level immediately prior to the Change in Control; or (ii) a material change in the geographic location at which the Participant must primarily perform the Participant's services (which shall in no event include a relocation of the Participant's current principal place of business to a location less than 50 miles away) from the geographic location immediately prior to the Change in Control; provided that no termination shall be deemed to be for Good Reason unless (a) the Participant provides the Company with written notice setting forth the specific facts or circumstances constituting Good Reason within 90 days after the initial existence of the occurrence of such facts or circumstances, (b) to the extent curable, the Company has failed to cure such facts or circumstances within 30 days of its receipt of such written notice, and (c) the effective date of the termination for Good Reason occurs no later than one 180 days after the initial existence of the facts or circumstances constituting Good Reason.

        "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto. Incentive Stock Options may be granted only to Participants who meet the definition of "employees" under Section 3401(c) of the Code.

        "Involuntary Termination" shall mean termination by the Company of a Participant's employment or service by the Company without Cause or termination of a Participant's employment by the Participant for Good Reason. For avoidance of doubt, an Involuntary Termination shall not include a termination of the Participant's employment or service by the Company for Cause or due to the Participant's death, Disability or resignation without Good Reason.

        "Negative Discretion" shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award; provided, that the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan including, but not limited to, Negative Discretion, be used to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such

Performance Period have not been attained or (b) increase a Performance Compensation Award above the maximum amount payable under Section 4(a) or 11(d)(vi) of the Plan.

        "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option or does not meet the requirements of Section 422 of the Code or any successor provision thereto.

        "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

        "Other Stock-Based Award" shall mean any right granted under Section 10 of the Plan.

        "Participant" shall mean any employee of, or consultant to, the Company or its Affiliates, or non-employee director who is a member of the Board or the board of directors of an Affiliate, eligible for an Award under Section 5 of the Plan and selected by the Committee, or its designee, to receive an Award under the Plan.

        "Performance Award" shall mean any right granted under Section 9 of the Plan.

        "Performance Compensation Award" shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

        "Performance Criteria" shall mean the measurable criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any performance-based Awards under the Plan, including, but not limited to, Performance Compensation Awards. Performance Criteria may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of one or more of the subsidiaries, divisions, departments, regions, functions or other organizational units within the Company or its Affiliates. The Performance Criteria may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance criteria themselves. The Committee may grant performance-based Awards subject to Performance Criteria that are either Performance Compensation Awards or are not Performance Compensation Awards. The Performance Criteria that will be used to establish the Performance Goal(s) for Performance Compensation Awards shall be based on one or more, or a combination of, the following: (i) return on net assets; (ii) pretax income before allocation of corporate overhead and bonus; (iii) budget; (iv) net income; (v) division, group or corporate financial goals; (vi) return on stockholders' equity; (vii) return on assets; (viii) return on capital; (ix) revenue; (x) profit margin; (xi) earnings per Share; (xii) net earnings; (xiii) operating earnings; (xiv) free cash flow; (xv) attainment of strategic and operational initiatives; (xvi) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; (xvii) market share; (xviii) gross profits; (xix) earnings before interest and taxes; (xx) earnings before interest, taxes, depreciation and amortization; (xxi) operating expenses; (xxii) capital expenses; (xxiii) enterprise value; (xxiv) equity market capitalization; (xxv) economic value-added models and comparisons with various stock market indices; or (xxvi) reductions in costs. To the extent required under Section 162(m) of the Code, the Committee shall, not later than the 90th day of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

        "Performance Formula" shall mean, for a Performance Period, one or more objective formulas applied against the relevant Performance Goal to determine, with regard to a performance-based Award (including, but not limited to, a Performance Compensation Award) of a particular Participant, whether all, some portion but less than all, or none of the performance-based Award has been earned for the Performance Period.

        "Performance Goals" shall mean, for a Performance Period, one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time not later than the 90th day of a Performance Period, or at any time thereafter (but only to the extent the exercise of such authority after the first 90 days of a Performance Period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as "performance-based compensation" under Section 162(m) of the Code), in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company; or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

        "Performance Period" shall mean the one or more periods of time of at least one year in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a performance-based Award, including, but not limited to, a Performance Compensation Award.

        "Person" shall mean any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated organization, government, political subdivision or other entity.

        "Plan" shall mean this Eldorado Resorts, Inc. 2015 Equity Incentive Plan.

        "Restricted Stock" shall mean any Share granted under Section 8 of the Plan.

        "Restricted Stock Unit" shall mean any unit granted under Section 8 of the Plan.

        "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

        "SEC" shall mean the Securities and Exchange Commission or any successor thereto, and shall include the Staff thereof.

        "Shares" shall mean the common stock of the Company, par value $0.00001 per share, or such other securities of the Company (i) into which such common stock shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction, or (ii) as may be determined by the Committee pursuant to Section 4(b) of the Plan.

        "Stock Appreciation Right" shall mean any right granted under Section 7 of the Plan.

        "Substitute Awards" shall mean any Awards granted under Section 4(c) of the Plan.

        Section 3.    Administration.

          (a)   The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant and designate those Awards which shall constitute Performance Compensation Awards; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award (subject to Section 162(m) of the Code with respect to Performance Compensation Awards) shall be deferred either automatically or at the election of the holder thereof or of the Committee (in each case consistent with Section 409A of the Code); (vii) interpret, administer or reconcile any inconsistency, correct any defect, resolve ambiguities and/or supply any omission in the Plan, any Award Agreement, and any other instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) establish and administer Performance Goals and certify whether, and to what extent, they have been attained; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration or operation of the Plan.

          (b)   Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including, but not limited to, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder.

          (c)   The mere fact that a Committee member shall fail to qualify as a "Non-Employee Director" or "outside director" within the meaning of Rule 16b-3 and Section 162(m) of the Code, respectively, shall not invalidate any Award otherwise validly made by the Committee under the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board, or any other committee or sub-committee established by the Board, is hereby authorized (in addition to any necessary action by the Committee) to grant or approve Awards as necessary to satisfy the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder and to act in lieu of the Committee with respect to Awards made to non-employee directors under the Plan.

          (d)   No member of the Board or the Committee and no employee of the Company or any Affiliate shall be liable for any determination, act or failure to act hereunder (except in circumstances involving his or her bad faith), or for any determination, act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated. The Company shall indemnify members of the Board and the Committee and any agent of the Board or the Committee who is an employee of the Company or an Affiliate against any and all liabilities or expenses to which they may be subjected by reason of any determination, act or failure to act with respect to their duties on behalf of the Plan (except in circumstances involving such person's bad faith).

          (e)   With respect to any Performance Compensation Award granted to a "covered employee" (within the meaning of Section 162 (m) of the Code) under the Plan, the Plan shall be interpreted and construed in accordance with Section 162(m) of the Code.

          (f)    The Committee may from time to time delegate all or any part of its authority under the Plan to a subcommittee thereof. To the extent of any such delegation, references in the Plan to the Committee will be deemed to be references to such subcommittee. In addition, subject to applicable law, the Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not officers or directors of the Company subject to Section 16 of the Exchange Act or "covered employees" (within the meaning of Section 162(m) of the Code). The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the

  Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Affiliate whose employees have benefited from the Plan, as determined by the Committee.

        Section 4.    Shares Available for Awards.

          (a)    Shares Available.

              (i)  Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted from time to time under the Plan shall in the aggregate not exceed, at any time, the sum of (A) 4,800,000 Shares, plus (B) any Shares that again become available for Awards under the Plan in accordance with Section 4(a)(ii). Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 4,800,000 Shares. Subject in each instance to adjustment as provided in Section 4(b), the maximum number of Shares with respect to which Awards (including Options and Stock Appreciation Rights) may be granted to any single Participant in any fiscal year shall be 1,000,000 Shares, the maximum number of Shares which may be paid to a Participant in the Plan in connection with the settlement of any Award(s) designated as "Performance Compensation Awards" in respect of a single Performance Period shall be as set forth in Section 11(d)(vi), and the maximum number of Shares with respect to which Awards (including, without limitation, Options and Stock Appreciation Rights) may be granted to any single non-employee member of the Board in any fiscal year shall be 250,000 Shares.

             (ii)  Shares covered by an Award granted under the Plan shall not be counted unless and until they are actually issued and delivered to a Participant and, therefore, the total number of Shares available under the Plan as of a given date shall not be reduced by Shares relating to prior Awards that (in whole or in part) have expired or have been forfeited or cancelled, and upon payment in cash of the benefit provided by any Award, any Shares that were covered by such Award will be available for issue hereunder. For the avoidance of doubt, the following Shares shall again be made available for delivery to Participants under the Plan: (A) Shares not issued or delivered as a result of the net settlement of an outstanding Option or Stock Appreciation Right, (B) Shares used to pay the exercise price or withholding taxes related to an outstanding Award, and (C) Shares repurchased by the Company using proceeds realized by the Company in connection with a Participant's exercise of an Option or Stock Appreciation Right.

          (b)    Adjustments.    Notwithstanding any provisions of the Plan to the contrary, in the event that the Committee determines in its sole discretion that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall equitably adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award, which, in the case of Options and Stock Appreciation Rights shall equal the excess, if any, of the Fair Market Value of the Share subject to each such Option or Stock Appreciation Right over the per Share exercise price or grant price of such Option or Stock Appreciation Right. The

  Committee will also make or provide for such adjustments in the numbers of Shares specified in Section 4(a)(i) (and, to the extent consistent with Section 162(m) of the Code, Section 11(d)(vi)) of the Plan as the Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 4(b); provided, however, that any such adjustment to the numbers specified in Section 4(a)(i) (and, to the extent consistent with Section 162(m) of the Code, Section 11(d)(vi)) will be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail to so qualify.

          (c)    Substitute Awards.

              (i)  Awards may be granted under the Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other stock or stock-based awards held by awardees of an entity engaging in an acquisition or merger transaction with the Company or any subsidiary of the Company. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code.

             (ii)  In the event that an entity acquired by the Company or any subsidiary of the Company or with which the Company or any subsidiary of the Company merges has shares available under a pre-existing plan previously approved by stockholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for Awards made after such acquisition or merger under the Plan; provided, however, that Awards using such available shares may not be made after the date awards or grants could not have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any subsidiary of the Company prior to such acquisition or merger. The Awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of the Plan, and may account for Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

            (iii)  Any Shares that are issued or transferred by, or that are subject to any Awards that are granted by, or become obligations of, the Company under Sections 4(c)(i) or 4(c)(ii) of the Plan will not reduce the Shares available for issuance or transfer under the Plan or otherwise count against the limits described in Section 4(a)(i) of the Plan. In addition, no Shares that are issued or transferred by, or that are subject to any Awards that are granted by, or become obligations of, the Company under Sections 4(c)(i) or 4(c)(ii) of the Plan will be added to the aggregate limit described in Section 4(a)(i) of the Plan.

          (d)    Sources of Shares Deliverable Under Awards.    Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

        Section 5.    Eligibility.    Any employee of, or consultant to, the Company or any of its Affiliates (including, but not limited to, any prospective employee), or non-employee director who is a member of the Board or the board of directors of an Affiliate, shall be eligible to be selected as a Participant.

        Section 6.    Stock Options.

          (a)    Grant.    Subject to the terms of the Plan, the Committee shall have sole authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price thereof and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such Awards shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to Non-Qualified Stock Options. No Option shall be exercisable more than ten years from the date of grant.

          (b)    Exercise Price.    The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement and which exercise price (except with respect to Substitute Awards) shall not be less than the Fair Market Value per Share on the date of grant.

          (c)    Exercise.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement. The Committee may impose such conditions with respect to the exercise of Options, including, without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

          (d)    Payment.

              (i)  No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made (A) in cash or its equivalent, (B) in the discretion of the Committee and subject to such rules as may be established by the Committee and applicable law, by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by such Participant for at least six months), (C) in the discretion of the Committee and subject to such rules as may be established by the Committee and applicable law, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, (D) in the discretion of the Committee and subject to such rules as may be established by the Committee and applicable law, by the Company's withholding of Shares otherwise issuable upon exercise of an Option pursuant to a "net exercise" arrangement (it being understood that, solely for purposes of determining the number of treasury shares held by the Company, the Shares so withheld will not be treated as issued and acquired by the Company upon such exercise), (E) by a combination of the foregoing, or (F) by such other methods as may be approved by the Committee, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company or withheld as of the date of such tender or withholding is at least equal to such aggregate exercise price.

             (ii)  Wherever in the Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

        Section 7.    Stock Appreciation Rights.

          (a)    Grant.    Subject to the provisions of the Plan, the Committee shall have sole authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either before, at the same time as the Award or at a later time. No Stock Appreciation Right shall be exercisable more than ten years from the date of grant.

          (b)    Exercise and Payment.    A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of one Share on the date of exercise of the Stock Appreciation Right over the grant price thereof (which grant price (except with respect to Substitute Awards) shall not be less than the Fair Market Value on the date of grant). The Committee shall determine in its sole discretion whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

        Section 8.    Restricted Stock and Restricted Stock Units.

          (a)    Grant.    Subject to the provisions of the Plan, the Committee shall have sole authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

          (b)    Transfer Restrictions.    Unless otherwise directed by the Committee, (i) certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company, or (ii) Shares of Restricted Stock shall be held at the Company's transfer agent in book entry form with appropriate restrictions relating to the transfer of such Shares of Restricted Stock. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall, as applicable, either deliver such certificates to the Participant or the Participant's legal representative, or the transfer agent shall remove the restrictions relating to the transfer of such Shares. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award Agreement.

          (c)    Payment.    Each Restricted Stock Unit shall have a value equal to the Fair Market Value of one Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon or after the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any Shares of Restricted Stock or dividend equivalents paid on any Restricted Stock Units shall be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Stock or Restricted Stock Units, as applicable, pursuant to the terms of the applicable Award Agreement, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion. Shares of Restricted Stock and Shares issued in respect of Restricted Stock Units may be issued with or without other payments therefor or such other consideration as may be determined by the Committee, consistent with applicable law.

        Section 9.    Performance Awards.

          (a)    Grant.    The Committee shall have sole authority to determine the Participants who shall receive a Performance Award, which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such Performance Goals during such Performance Periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

          (b)    Terms and Conditions.    Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the Performance Goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award. The Committee may require or permit the deferral of the receipt of Performance Awards upon such terms as the Committee deems appropriate and in accordance with Section 409A of the Code.

          (c)    Payment of Performance Awards.    Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period, as set forth in the applicable Award Agreement.

        Section 10.    Other Stock-Based Awards.    The Committee shall have authority to grant to Participants an Other Stock-Based Award, which shall consist of any right which is (i) not an Award described in Sections 6 through 9 of the Plan, and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, including, but not limited to, the price, if any, at which securities may be purchased pursuant to any Other Stock-Based Award granted under the Plan.

        Section 11.    Performance Compensation Awards.

          (a)    General.    The Committee shall have the authority, at the time of grant of any Award described in Sections 6 through 10 of the Plan (other than Options and Stock Appreciation Rights), to designate such Award as a Performance Compensation Award in order to qualify such Award as "performance-based compensation" under Section 162(m) of the Code.

          (b)    Eligibility.    The Committee will, in its sole discretion, designate not later than the 90th day of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. Designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 11. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period, and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder for such period or any other period.

          (c)    Discretion of the Committee with Respect to Performance Compensation Awards.    With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is/are to apply, and the Performance Formula, as applicable. Not later than the 90th day of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 11(c) and record the same in writing.

          (d)    Payment of Performance Compensation Awards.

              (i)  Unless otherwise provided in the Plan or the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

             (ii)  Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (1) the Performance Goals for such period are achieved; and (2) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Award has been earned for the Performance Period.

            (iii)  Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the Performance Period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion, if and when it deems appropriate.

            (iv)  Negative Discretion. In determining the final payout of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate.

             (v)  Timing of Award Payments. The Awards granted for a Performance Period shall be paid as provided for in any applicable Award Agreement.

            (vi)  Maximum Award Payable. Notwithstanding any provision contained in the Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan in respect of any single calendar year (including, without limitation, as a portion of the applicable Performance Period) is 1,000,000 Shares or, in the event the Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first day of the Performance Period(s) to which such Performance Compensation Award relates. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Performance Compensation Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in Shares, by an amount greater than the appreciation of the Shares subject to such Performance Compensation Award from the date such Performance Compensation Award is deferred to the payment date.

        Section 12.    Amendment and Termination.

          (a)    Amendments to the Plan.    The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that if an amendment to the Plan (i) would materially increase the benefits accruing to Participants under the Plan, would materially increase the number of securities which may be issued under the Plan, or (iii) must otherwise be approved by the stockholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange upon which the Shares are traded or quoted, such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained; and provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective without the written consent of the affected Participant, holder or beneficiary.

          (b)    Amendments to Awards.    The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, except in the case of a Performance Compensation Award (other than in connection with the Participant's death or disability, or a Change in Control) where such action would result in the loss of the otherwise available exemption of the Performance Compensation Award under Section 162(m) of the Code (in such case, the Committee will not make any modification of the Performance Criteria/Goals with respect to such Performance Compensation Award); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective without the written consent of the affected Participant, holder or beneficiary.

          (c)    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    The Committee is hereby authorized to make equitable adjustments in the terms and conditions of, and the criteria included in, all outstanding Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

          (d)    Repricing.    Except in connection with a corporate transaction or event described in Section 4(b) hereof, the terms of outstanding Awards may not be amended to reduce the exercise price of Options or the grant price of Stock Appreciation Rights, or to cancel Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price or grant price, as applicable, that is less than the exercise price of the original Options or grant price of the original Stock Appreciation Rights, as applicable, without stockholder approval. This Section 12(d) is intended to prohibit the repricing of "underwater" Options and Stock Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 4(b) of the Plan.

        Section 13.    Change in Control.

        In the event of a Change in Control, unless otherwise determined by the Committee in a written resolution upon or prior to the date of grant or set forth in an applicable Award Agreement, the following acceleration, exercisability and valuation provisions will apply:

          (a)   Upon a Change in Control, each then-outstanding Option and Stock Appreciation Right will become fully vested and exercisable, and the restrictions applicable to each outstanding Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based

  Award will lapse, and each Award will be fully vested (with any applicable Performance Goals deemed to have been achieved at a target level as of the date of such vesting), except to the extent that an award meeting the requirements of Section 13(b) hereof (a "Replacement Award") is provided to the Participant holding such Award in accordance with Section 13(b) hereof to replace or adjust such outstanding Award (a "Replaced Award").

          (b)   An award meets the conditions of this Section 13(b) (and hence qualifies as a Replacement Award) if (i) it is of the same type (e.g., stock option for Option, restricted stock for Restricted Stock, restricted stock unit for Restricted Stock Unit, etc.) as the Replaced Award, (ii) it has a value at least equal to the value of the Replaced Award, (iii) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control, (iv) if the Participant holding the Replaced Award is subject to U.S. federal income tax under the Code, the tax consequences to such Participant under the Code of the Replacement Award are not less favorable to such Participant than the tax consequences of the Replaced Award, and (v) its other terms and conditions are not less favorable to the Participant holding the Replaced Award than the terms and conditions of the Replaced Award (including, but not limited to, the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 13(b) are satisfied will be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion (taking into account the requirements of Treasury Regulation 1.409A-3(i)(5)(iv)(B) and compliance of the Replaced Award or Replacement Award with Section 409A of the Code). Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options by reference to either their intrinsic value or their fair value.

          (c)   Upon the Involuntary Termination, during the period of two years immediately following a Change in Control, of a Participant holding Replacement Awards, (i) all Replacement Awards held by the Participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (ii) all Options and Stock Appreciation Rights held by the Participant immediately before such Involuntary Termination that the Participant also held as of the date of the Change in Control and all stock options and stock appreciation rights that constitute Replacement Awards will remain exercisable for a period of 90 days following such Involuntary Termination or until the expiration of the stated term of such stock option or stock appreciation right, whichever period is shorter (provided, however, that, if the applicable Award Agreement provides for a longer period of exercisability, that provision will control).

          (d)   Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any provision of the Plan or an applicable Award Agreement would cause a payment of deferred compensation that is subject to Section 409A of the Code to be made upon the occurrence of (i) a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a "change in control event" within the meaning of Section 409A of the Code and the regulatory guidance promulgated thereunder or (ii) a termination of employment or service, then such payment shall not be made unless such termination of employment or service also constitutes a "separation from service" within the meaning of Section 409A of the Code and the regulatory guidance promulgated thereunder. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Change in Control or termination of employment or service, but disregarding any future service and/or performance requirements.

        Section 14.    Non-U.S. Participants.    In order to facilitate the granting of any Award or combination of Awards under the Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America or who provide services to the Company or an Affiliate under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of the Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as the Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of the Plan as then in effect unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

        Section 15.    Detrimental Activity and Recapture Provisions.    Any Award Agreement may provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any gain related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, including, without limitation, in the event that a Participant, during employment or other service with the Company or an Affiliate, shall engage in activity detrimental to the business of the Company. In addition, notwithstanding anything in the Plan to the contrary, any Award Agreement may also provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any gain related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the SEC or any national securities exchange or national securities association on which the Shares may be traded.

        Section 16.    General Provisions.

          (a)    Nontransferability.

              (i)  Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative.

             (ii)  No Award may be sold, assigned, alienated, pledged, attached or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported sale, assignment, alienation, pledge, attachment, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute a sale, assignment, alienation, pledge, attachment, transfer or encumbrance. In no event may any Award granted under the Plan be transferred for value.

            (iii)  Notwithstanding the foregoing, at the discretion of the Committee, an Award may be transferred by a Participant solely to the Participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including, but not limited to, trusts for such persons, subject to any restriction included in the applicable Award Agreement.

          (b)    Dividend Equivalents.    In the sole discretion of the Committee, an Award (other than Options or Stock Appreciation Rights), whether made as an Other Stock-Based Award or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis; provided, that in the case of Awards with respect to which any applicable Performance Goals have not been achieved, dividends and dividend equivalents may be paid only on a deferred basis, to the extent the underlying Award vests.

          (c)    No Rights to Awards.    No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, Awards, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each or any Participant (whether or not such Participants are similarly situated).

          (d)    Share Certificates.    Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (e)    Withholding.

              (i)  A Participant may be required to pay to the Company or any Affiliate, and, subject to Section 409A of the Code, the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan, and to take such other action(s) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

             (ii)  Without limiting the generality of clause (i) above, in the discretion of the Committee and subject to such rules as it may adopt (including, without limitation, any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least six months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the Option (or the settlement of such Award in Shares) a number of Shares with a Fair Market Value equal to such withholding liability.

          (f)    Award Agreements.    Each Award hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, but not limited to, the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

          (g)    No Limit on Other Compensation Arrangements.    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, restricted stock units, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

          (h)    No Right to Employment.    The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting or other service relationship to, or as a director on the Board or board of directors, as applicable, of, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting or other service relationship, free from any liability or any claim under the Plan or any Award Agreement, unless otherwise expressly provided in any applicable Award Agreement or any applicable employment or other service contract or agreement.

          (i)    No Rights as Stockholder.    Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall be entitled to the rights of a stockholder in respect of such Restricted Stock.

          (j)    Governing Law.    The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Nevada, applied without giving effect to its conflict of laws principles.

          (k)    Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

          (l)    Other Laws.    The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with the requirements of all applicable securities laws.

          (m)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or such Affiliate.

          (n)    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated without additional consideration.

          (o)    Deferrals.    In the event the Committee permits a Participant to defer any Award payable in the form of cash, all such elective deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant on a form provided by the Company. All deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of Section 409A of the Code.

          (p)    Headings.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        Section 17.    Compliance with Section 409A of the Code.

          (a)   To the extent applicable, it is intended that the Plan and any Awards granted hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. The Plan and any Awards granted hereunder shall be administered in a manner consistent with this intent. Any reference in the Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

          (b)   Neither a Participant nor any of a Participant's creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of Code) payable under the Plan and Awards granted hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant's benefit under the Plan and Awards granted hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Affiliates.

          (c)   If, at the time of a Participant's separation from service (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, with interest, on the earlier of (A) the first business day of the seventh month following the Participant's separation from service or (B) the date of the Participant's death.

          (d)   Notwithstanding anything to the contrary in the Plan or any Award Agreement, to the extent that the Plan and/or Awards granted hereunder are subject to Section 409A of the Code, the Committee may, in its sole discretion and without a Participant's prior consent, amend the Plan and/or Award, adopt policies and procedures, or take any other actions (including, without limitation, amendments, policies, procedures and actions with retroactive effect) as the Committee determines are necessary or appropriate to (i) exempt the Plan and/or any Award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such Award, or (iii) comply with the requirements of Section 409A of the Code, including, without limitation, any regulations or other guidance that may be issued after the date of the grant. In any case, notwithstanding anything to the contrary, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant's account in connection with the Plan and Awards granted hereunder (including, but not limited to, any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

        Section 18.    Term of the Plan.

          (a)    Effective Date.    The Plan shall be effective as of January 23, 2015, which was the date of its approval by the Board (the "Effective Date"), subject to approval of the Plan by the stockholders of the Company within 12 months of the Effective Date (with such approval of stockholders being a condition to the right of each Participant to receive any Awards or benefits hereunder). Any Awards granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Award, the Committee specifies otherwise at the time of grant), but no such Award may be exercised or settled, and no restrictions relating to any Award may lapse, prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Award shall be canceled. Subject to approval of the Plan by the stockholders of the Company within 12 months of the Effective Date, no award grants will be made under the Existing Plan on or after the Effective Date, except that outstanding awards granted under the Existing Plan shall continue unaffected from and after the Effective Date.

          (b)    Expiration Date.    No Award will be granted under the Plan more than ten years after the Effective Date, but all Awards granted on or prior to such date will continue in effect thereafter subject to the terms thereof and of the Plan.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELDORADO RESORTS, INC. 100 WEST LIBERTY ST., SUITE 1150 RENO, NV 89501 M93247-P66231 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ELDORADO RESORTS, INC. For All Except Withhold All For All The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Directors Nominees: 05) Thomas R. Reeg 06) David P. Tomick 07) Roger P. Wagner 01) Gary L. Carano 02) Frank J. Fahrenkopf, Jr. 03) James B. Hawkins 04) Michael E. Pegram The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! 2. PROPOSAL TO APPROVE THE ADOPTION OF THE ELDORADO RESORTS, INC. 2015 EQUITY INCENTIVE PLAN. ! ! ! 3. PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015. ! ! ! 4. ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION. The Board of Directors recommends you vote 1 year on the following proposal: 2 Years 3 Years 1 Year Abstain ! ! ! ! 5. ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. M93248-P66231 ELDORADO RESORTS, INC. Annual Meeting of Stockholders June 23, 2015 9:00 AM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Robert M. Jones and Anthony L. Carano, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ELDORADO RESORTS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 23, 2015, at the Hyatt Regency Columbus, 350 North High Street, Columbus, Ohio 43215, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side